UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2010

Date of reporting period: December 31, 2010

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS SERIES, INC.	Table of Contents

Shareholder Letter	2

Management's Discussion of Fund Performance:
Davis Opportunity Fund	3
Davis Government Bond Fund	5
Davis Financial Fund	7
Davis Appreciation & Income Fund	9
Davis Real Estate Fund	11

Fund Overview:
Davis Opportunity Fund	13
Davis Government Bond Fund	15
Davis Government Money Market Fund	16
Davis Financial Fund	17
Davis Appreciation & Income Fund	18
Davis Real Estate Fund	20

Expense Example	22

Schedule of Investments:
Davis Opportunity Fund	25
Davis Government Bond Fund	29
Davis Government Money Market Fund	32
Davis Financial Fund	35
Davis Appreciation & Income Fund	38
Davis Real Estate Fund	42

Statements of Assets and Liabilities	45

Statements of Operations	47

Statements of Changes in Net Assets	48

Notes to Financial Statements	50

Financial Highlights	65

Report of Independent Registered Public Accounting Firm	71

Fund Information	72

Matters Submitted to a Vote of Shareholders	73

Privacy Notice and Householding	74

Directors and Officers	75

This Annual Report is authorized for use by existing shareholders.  Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses.  Please read the prospectus carefully before investing or sending money.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders.  In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.  Also included is a list of positions opened and closed.

In addition, we produce a Research Report for certain funds, which is published semi-annually.  In this report, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook.  You may obtain a copy of the current Research Report either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust.  We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 1, 2011

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview

Davis Opportunity Fund’s Class A shares delivered a total return on net asset value of 13.92% for the year ended December 31, 2010. Over the same time period, the Russell 3000® Index (“Index”) returned 16.93%. All sectors1 within the Index registered increases over the year. Consumer discretionary, industrials, and materials were the sectors within the Index that increased the most. Health care and utilities were the sectors within the Index that increased the least.

Factors Impacting the Fund’s Performance

The Fund’s 2010 performance benefited from Youku.com2, an initial public offering (IPO) in the information technology sector. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPO was an unusual occurrence. The Fund’s information technology sector benefited from the addition of Youku.com, and as such, information technology companies were the most important contributor3 to performance. Texas Instruments was also among the most important contributors to performance. Microsoft and Hewlett-Packard were among the most important detractors from performance.

Consumer discretionary companies were also an important contributor to the Fund’s performance. The Fund’s consumer discretionary companies out-performed the corresponding sector within the Index (up 37% versus up 30% for the Index) and had a lower relative average weighting (10% versus 11% for the Index). Yum! Brands and Hunter Douglas were among the most important contributors to performance. H&R Block and Lagardere were among the most important detractors from performance. The Fund no longer owns Lagardere.

Consumer staple companies were also important contributors to the Fund’s performance. The Fund’s consumer staple companies out-performed the corresponding sector within the Index (up 23% versus up 14% for the Index) and had approximately the same average weighting (both 10%). Coca-Cola was among the most important contributors to performance.

Although the Fund’s energy companies made positive contributions to performance, they were the most important reason that the Fund lagged the Index. The Fund’s energy companies under-performed the corresponding sector within the Index (up 4% versus up 22% for the Index) and had a lower relative average weighting (7% versus 10% for the Index) in this stronger performing sector. Transocean was among the most important detractors from performance.

The Fund’s material companies under-performed the corresponding sector within the Index (up 11% versus up 25% for the Index), but had a higher relative average weighting (9% versus 4% for the Index) in this stronger performing sector. Sino-Forest and Sigma-Aldrich were among the most important contributors to performance while Monsanto and Yingde Gases Group were among the most important detractors from performance.

The Fund had approximately 19% of its net assets invested in foreign companies at December 31, 2010. As a whole, those companies out-performed the domestic companies held by the Fund.

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund’s principal risks are: market risk, company risk, under $10 billion market capitalization risk, foreign country risk, fees and expenses risk, and headline risk.  See the prospectus for a full description of each risk.

1     The companies included in the Russell 3000® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

3     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on December 31, 2000

Average Annual Total Return for periods ended December 31, 2010

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	13.92%	1.12%	3.81%	10.12%	12/01/94	1.05%	1.05%
Class A - with sales charge	8.52%	0.14%	3.30%	9.78%	12/01/94	1.05%	1.05%
Class B†, **	8.91%	(0.11)%	3.23%	11.15%	05/01/84	1.99%	1.99%
Class C**	12.06%	0.35%	2.99%	4.71%	08/15/97	1.84%	1.84%
Class Y	14.31%	1.44%	4.15%	5.42%	09/18/97	0.75%	0.75%
Russell 3000® Index***	16.93%	2.74%	2.16%	8.79%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

Davis Opportunity Fund made a favorable investment in an initial public offering (IPO), which had a material impact on the investment performance, adding approximately 2% to the Fund's total return in 2010. The rapid appreciation was an unusual occurrence and such performance may not continue in the future.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund’s Class A shares returned 1.95% on net asset value for the year ended December 31, 2010. Over the same time period, the Citigroup U.S. Treasury/Agency 1-3 Year Index (“Index”) returned 2.34%. The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less.

Factors Impacting the Fund’s Performance

The Fund’s Class A shares out-performed the Index before expenses. The most important contributor1 to the Fund’s performance relative to the Index was that the Fund was invested heavily in mortgage-backed securities. For securities maturing within one to three years, mortgage-backed securities, on average, out-performed both treasury and agency securities. In particular, the Fund benefited as home owners pre-paid or refinanced their mortgages.

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund’s principal risks are: variable current income, interest rate sensitivity, extension and prepayment risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     A contribution to or detraction from the Fund’s performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Citigroup U.S. Treasury/Agency 1-3 Year Index over 10 years for an investment made on December 31, 2000

Average Annual Total Return for periods ended December 31, 2010

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	1.95%	3.77%	3.47%	4.35%	12/01/94	0.75%	0.75%
Class A - with sales charge	(2.86)%	2.78%	2.97%	4.03%	12/01/94	0.75%	0.75%
Class B†, **	(3.12)%	2.54%	2.96%	5.48%	05/01/84	1.65%	1.65%
Class C**	0.11%	2.93%	2.69%	2.96%	08/19/97	1.56%	1.56%
Class Y	2.11%	3.82%	3.64%	3.65%	09/01/98	0.58%	0.58%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	2.34%	4.28%	4.05%	5.04%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.  Investments cannot be made directly in the Index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview

Davis Financial Fund’s Class A shares delivered a total return on net asset value of 11.25% for the year ended December 31, 2010. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 15.06%. The Index’s banking, insurance, and diversified financial services industry groups1 turned in positive performances, but the Index’s financial sector holdings under-performed the Index as a whole.

Factors Impacting the Fund’s Performance

The Fund’s financial sector holdings out-performed the corresponding sector within the Index (up 13% versus up 12% for the Index). The Fund had a limited amount of assets invested in other sectors. These non-financial holdings, mostly in energy, industrials, and information technology, overall detracted2 from performance relative to the Index. Canadian Natural Resources3 was among the most important contributors to performance. Sealed Air and D&B Corp. were among the most important detractors from performance. The Fund no longer owns Sealed Air.

The Fund’s diversified financial companies were the largest contributor to performance. The Fund’s diversified financial companies out-performed the corresponding industry group within the Index (up 14% versus up 4% for the Index). Julius Baer Group, Brookfield Asset Management, American Express, Oaktree, and Bank of New York Mellon were among the most important contributors to performance. Visa, Bank of America, and Charles Schwab were among the most important detractors from performance.

The Fund’s insurance companies under-performed the corresponding industry group within the Index (up 5% versus up 16% for the Index). Loews and Progressive were among the top contributors to performance. China Life Insurance was among the most important detractors from performance.

The Fund’s banking companies out-performed the corresponding industry group within the Index (up 25% versus up 20% for the Index). Wells Fargo and State Bank of India were among the most important contributors to performance.

The Fund had approximately 30% of its net assets invested in foreign companies at December 31, 2010. As a whole, those companies out-performed the Fund’s domestic holdings.

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund’s principal risks are: market risk, company risk, concentrated portfolio risk, financial services risk, focused portfolio risk, under $10 billion market capitalization risk, foreign country risk, headline risk, interest rate sensitivity, credit risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2000

Average Annual Total Return for periods ended December 31, 2010

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	11.25%	(0.14)%	1.94%	12.00%	05/01/91	0.95%	0.95%
Class A - with sales charge	5.98%	(1.10)%	1.45%	11.73%	05/01/91	0.95%	0.95%
Class B†, **	6.00%	(1.43)%	1.31%	10.33%	12/27/94	2.07%	2.07%
Class C**	9.26%	(1.01)%	1.05%	4.37%	08/12/97	1.86%	1.86%
Class Y	11.37%	(0.02)%	2.09%	6.50%	03/10/97	0.86%	0.86%
S&P 500® Index***	15.06%	2.29%	1.41%	8.47%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

In 2009, Davis Financial Fund received a favorable class action settlement from a company that it no longer owns. This settlement had a material impact on the investment performance of the Fund, adding approximately 1% to the Fund’s total return in 2009.  This was a one-time event that is unlikely to be repeated.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview

Davis Appreciation & Income Fund’s Class A shares delivered a total return on net asset value of 20.34% for the year ended December 31, 2010. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 15.06%. All sectors1 within the Index registered increases over the year. Consumer discretionary, industrials, and materials were the sectors within Index that increased the most. Health care and utilities were the sectors within the Index that increased the least.

Factors Impacting the Fund’s Performance

The Fund had more invested in common stock than in any other asset category, and they were the most important contributor2 to the Fund’s performance. The Fund’s common stock holdings out-performed the Index (up 21% versus up 15% for the Index). The Fund’s common stock holdings in Whole Foods3, Tyson Foods, Freeport-McMoRan, Universal Health Services, and Fairchild Semiconductor were among the most important contributors to performance. The Fund’s common stock holdings in School Specialty, Bank of America, AES Corp., Quanta Services, Masco, and Avon were among the most important detractors from performance.

The Fund also held significant investments in convertible bonds and preferred stock. The Fund’s convertible bond and preferred stock holdings contributed to the Fund out-performing the Index. The Fund’s convertible bond holdings in Forest City Enterprises and Valeant Pharmaceuticals were among the most important contributors to performance. The Fund’s convertible bond holding in Waste Connections was among the most important detractors from performance.  The Fund no longer owns the Waste Connections bond.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund’s principal risks are: market risk, company risk, under $10 billion market capitalization risk, foreign country risk, headline risk, interest rate sensitivity, extension and prepayment risk, credit risk, changes in debt rating, variable current income, overburdened issuers, priority, difficult to resell, and fees and expenses risk. See the prospectus for a full description of each risk.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2000

Average Annual Total Return for periods ended December 31, 2010

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	20.34%	4.25%	5.54%	8.90%	05/01/92	0.94%	0.94%
Class A - with sales charge	14.63%	3.24%	5.03%	8.62%	05/01/92	0.94%	0.94%
Class B†, **	15.31%	3.00%	4.88%	8.43%	02/03/95	1.85%	1.85%
Class C**	18.43%	3.41%	4.64%	4.53%	08/12/97	1.76%	1.76%
Class Y	20.66%	4.52%	5.79%	7.23%	11/13/96	0.73%	0.73%
S&P 500® Index***	15.06%	2.29%	1.41%	8.29%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Appreciation & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview

Davis Real Estate Fund’s Class A shares delivered a total return on net asset value of 20.09% for the year ended December 31, 2010. Over the same time period, the Wilshire U.S. Real Estate Securities Index (“Index”) returned 29.12%. Every sub-industry1 within the Index delivered positive returns. Real estate operating companies, retail REITs, and residential REITs delivered the strongest performances while office REITs, industrial REITs, and diversified REITs delivered the weakest (but still positive) performances.

Factors Impacting the Fund’s Performance

The Fund’s retail REITs were the most important contributor2 to performance. The Fund’s retail REITs under-performed the corresponding sub-industry within the Index (up 32% versus up 33% for the Index) and had a lower relative average weighting (13% versus 24% for the Index). Regency Centers3 and CBL & Associates were among the most important contributors to performance.

The Fund had more invested in office REITs than in any other sub-industry and they were an important contributor to the Fund’s absolute performance.  However, office REITs were the most important detractor from performance relative to the Index.  The Fund’s office REITs under-performed the corresponding sector within the Index (up 12% versus up 17% for the Index) and had a higher relative average weighting (32% versus 17% for the Index) in this weaker performing sub-industry. Boston Properties and Alexandria Real Estate were among the most important contributors to performance. DuPont Fabros Technology, Coresite Realty, and Corporate Office Properties were among the most important detractors from performance.

Residential REITs were also an important contributor to the Fund’s absolute performance, but similar to office REITs, were also an important detractor from performance relative to the Index. The Fund’s residential REITs under-performed the corresponding sub-industry within the Index (up 33% versus up 46% for the Index) and had a lower relative average weighting (11% versus 17% for the Index) in this stronger performing sub-industry. Essex Property Trust and American Campus were among the most important contributors to performance.

Forest City Enterprises was the single most important contributor to the Fund’s performance. The Fund benefited from both its large investment in Forest City Enterprises (approximately 8% at December 31, 2010) and also its strong investment performance (up 42%). Cousins Properties and ProLogis were among the most important detractors from performance. The Fund no longer owns Cousins Properties or ProLogis.

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund’s principal risks are: market risk, company risk, concentrated portfolio risk, real estate portfolio risk, focused portfolio risk, under $10 billion market capitalization risk, foreign country risk, headline risk, variable current income risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1     The companies included in the Wilshire U.S. Real Estate Securities Index are divided into eight sub-industries.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index over 10 years for an investment made on December 31, 2000

Average Annual Total Return for periods ended December 31, 2010

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	20.09%	(0.76)%	8.32%	9.63%	01/03/94	1.11%	1.11%
Class A - with sales charge	14.37%	(1.72)%	7.80%	9.32%	01/03/94	1.11%	1.11%
Class B†, **	14.73%	(1.94)%	7.74%	9.33%	12/27/94	2.20%	2.20%
Class C**	18.07%	(1.55)%	7.50%	6.04%	08/13/97	1.92%	1.92%
Class Y	20.52%	(0.41)%	8.73%	8.67%	11/08/96	0.77%	0.77%
S&P 500® Index***	15.06%	2.29%	1.41%	8.05%
Wilshire U.S. Real Estate Securities Index***	29.12%	2.32%	10.34%	10.30%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2010

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/10 Net Assets)		(% of 12/31/10 Stock Holdings)
			Fund	Russell 3000®
Common Stock (U.S.)	73.03%	Information Technology	19.84%	18.35%
Common Stock (Foreign)	19.17%	Health Care	18.58%	11.26%
Stock Warrants	0.59%	Materials	10.97%	4.32%
Short-Term Investments	7.18%	Food, Beverage & Tobacco	9.33%	4.98%
Other Assets & Liabilities	0.03%	Diversified Financials	7.22%	6.50%
	100.00%	Energy	7.08%	11.25%
		Capital Goods	5.09%	8.60%
		Food & Staples Retailing	4.14%	1.98%
		Insurance	3.45%	3.88%
		Banks	3.32%	3.38%
		Consumer Services	3.27%	2.20%
		Consumer Durables & Apparel	2.87%	1.40%
		Transportation	1.97%	2.00%
		Media	1.73%	3.08%
		Other	1.14%	16.82%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/10 Net Assets)

Google Inc., Class A	Software & Services	4.20%
Johnson & Johnson	Pharmaceuticals, Biotechnology & Life Sciences	4.07%
Oaktree Capital Group LLC, Class A	Diversified Financial Services	3.98%
Merck & Co., Inc.	Pharmaceuticals, Biotechnology & Life Sciences	3.93%
CVS Caremark Corp.	Food & Staples Retailing	3.85%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	3.65%
Sino-Forest Corp.	Materials	3.51%
Coca-Cola Co.	Food, Beverage & Tobacco	3.24%
Microsoft Corp.	Software & Services	3.01%
Yum! Brands, Inc.	Consumer Services	2.96%

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2010

New Positions Added (01/01/10-12/31/10)
(Highlighted positions are those greater than 1.50% of Fund’s 12/31/10 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/10 Net Assets
Altera Corp.	Semiconductors & Semiconductor
	Equipment	03/30/10	0.67%
Baxter International Inc.	Health Care Equipment & Services	04/22/10	1.59%
Coca-Cola Co.	Food, Beverage & Tobacco	02/26/10	3.24%
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	12/17/10	2.46%
Lockheed Martin Corp.	Capital Goods	01/19/10	0.81%
Nestle S.A.	Food, Beverage & Tobacco	03/08/10	0.93%
Sherwin-Williams Co.	Materials	03/23/10	1.56%
U.S. Bancorp	Commercial Banks	09/23/10	0.25%
Wells Fargo & Co., Stock Warrants,
strike price $34.01, expires 10/28/18	Commercial Banks	05/21/10	0.59%
W. R. Berkley Corp.	Property & Casualty Insurance	04/07/10	–
Yingde Gases Group Co. Ltd.	Materials	04/07/10	0.79%
Youku.com Inc., ADR	Software & Services	12/08/10	1.72%

Positions Closed (01/01/10-12/31/10)
(Gains and losses greater than $400,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
American Tower Corp., Class A	Telecommunication Services	10/27/10	$513,262
Aon Corp.	Insurance Brokers	12/27/10	211,782
Brown & Brown, Inc.	Insurance Brokers	07/19/10	(50,497)
CareFusion Corp.	Health Care Equipment & Services	12/27/10	163,560
CarMax, Inc.	Retailing	12/28/10	344,677
Cisco Systems, Inc.	Technology Hardware & Equipment	10/27/10	351,951
CME Group Inc.	Diversified Financial Services	12/27/10	115,598
Comcast Corp., Special Class A	Media	02/26/10	(1,114,446)
Costco Wholesale Corp.	Food & Staples Retailing	12/27/10	267,526
D&B Corp.	Commercial & Professional Services	01/20/10	104,496
DIRECTV, Class A	Media	01/21/10	445,269
E*TRADE Financial Corp.	Capital Markets	04/26/10	(1,651,637)
Everest Re Group, Ltd.	Reinsurance	12/27/10	131,957
Exelon Corp.	Utilities	03/04/10	(71,696)
GAM Holding Ltd.	Capital Markets	01/20/10	34,457
Garmin Ltd.	Consumer Durables & Apparel	01/04/10	57,819
Johnson Controls, Inc.	Automobiles & Components	12/27/10	69,255
Julius Baer Group Ltd.	Capital Markets	01/20/10	84,159
Laboratory Corp. of America Holdings	Health Care Equipment & Services	12/27/10	2,069,493
Lagardere S.C.A.	Media	03/08/10	(596,540)
Level 3 Communications, Inc., Conv. Sr. Notes, 10.00%, 05/01/11	Telecommunication Services	05/27/10	93,520
Liberty Media Corp. - Interactive, Series A	Retailing	01/20/10	(384,245)
Liberty Media - Starz, Series A	Media	01/20/10	61,048
Millipore Corp.	Pharmaceuticals, Biotechnology &
	Life Sciences	07/15/10	773,226
NetEase.com Inc., ADR	Software & Services	12/08/10	205,533
News Corp., Class A	Media	02/26/10	(1,020,821)
Pargesa Holding S.A., Bearer Shares	Diversified Financial Services	12/08/10	757,854
RenaissanceRe Holdings Ltd.	Reinsurance	12/27/10	72,838
Ryanair Holdings PLC, ADR	Transportation	10/27/10	355,706
UnitedHealth Group Inc.	Health Care Equipment & Services	09/20/10	(830,387)
Walt Disney Co.	Media	08/19/10	5,876,122
W. R. Berkley Corp.	Property & Casualty Insurance	12/27/10	13,489

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2010

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/10 Net Assets)		(% of 12/31/10 Fixed Income)

Fixed Income	97.35%	Collateralized Mortgage Obligations	66.68%
Short-Term Investments	2.74%	Fannie Mae Mortgage Pools	23.03%
Other Assets & Liabilities	(0.09)%	Freddie Mac Mortgage Pools	7.28%
	100.00%	Government Agency Notes	2.22%
		Ginnie Mae Mortgage Pools	0.59%
		Other Agencies	0.20%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund’s 12/31/10 Net Assets)

Freddie Mac, 4.50%, 08/15/32	Collateralized Mortgage Obligations	3.27%
Freddie Mac, 4.00%, 09/15/18	Collateralized Mortgage Obligations	3.25%
Fannie Mae, 4.00%, 04/25/19	Collateralized Mortgage Obligations	3.22%
Ginnie Mae, 4.00%, 05/20/33	Collateralized Mortgage Obligations	3.20%
Freddie Mac, 4.00%, 01/15/28	Collateralized Mortgage Obligations	3.11%
Fannie Mae, 5.055%, 11/01/15, Pool No. 387686	Fannie Mae Mortgage Pools	3.10%
Fannie Mae, 3.00%, 12/01/20, Pool No. MA0605	Fannie Mae Mortgage Pools	3.07%
Ginnie Mae, 6.1478%, 04/20/37	Collateralized Mortgage Obligations	2.60%
Freddie Mac, 3.50%, 07/15/24	Collateralized Mortgage Obligations	2.49%
Freddie Mac, 0.6603%, 11/15/37	Collateralized Mortgage Obligations	2.42%

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2010

Portfolio Composition		Maturity Diversification
(% of Fund’s 12/31/10 Net Assets)		(% of 12/31/10 Portfolio Holdings)

Repurchase Agreements	49.58%	0-30 Days	72.78%
Federal Home Loan Bank	27.28%	31-90 Days	3.04%
Freddie Mac	10.89%	91-180 Days	12.36%
Fannie Mae	2.95%	181-397 Days	11.82%
Federal Farm Credit Bank	2.04%		100.00%
Other Agencies	0.19%
Other Assets & Liabilities	7.07%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification chart are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.  See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2010

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/10 Net Assets)		(% of 12/31/10 Stock Holdings)
			Fund	S&P 500®
Common Stock (U.S.)	69.35%	Diversified Financials	41.06%	7.53%
Common Stock (Foreign)	30.42%	Insurance	31.94%	3.90%
Short-Term Investments	0.04%	Banks	17.71%	3.10%
Other Assets & Liabilities	0.19%	Energy	6.75%	12.03%
	100.00%	Commercial & Professional Services	2.54%	0.60%
		Information Technology	–	18.65%
		Health Care	–	10.91%
		Capital Goods	–	8.33%
		Food, Beverage & Tobacco	–	5.87%
		Other	–	29.08%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/10 Net Assets)

Transatlantic Holdings, Inc.	Reinsurance	8.70%
Loews Corp.	Multi-line Insurance	8.24%
American Express Co.	Consumer Finance	7.89%
State Bank of India Ltd., GDR	Commercial Banks	7.78%
Wells Fargo & Co.	Commercial Banks	7.48%
Canadian Natural Resources Ltd.	Energy	6.73%
Oaktree Capital Group LLC, Class A	Diversified Financial Services	5.84%
Bank of New York Mellon Corp.	Capital Markets	5.27%
Julius Baer Group Ltd.	Capital Markets	5.19%
Markel Corp.	Property & Casualty Insurance	4.46%

New Positions Added (01/01/10-12/31/10)
(Highlighted positions are those greater than 0.40% of Fund’s 12/31/10 total net assets)

Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/10 Net Assets
SKBHC Holdings LLC	Commercial Banks	11/08/10	0.48%
U.S. Bancorp	Commercial Banks	02/11/10	0.46%

Positions Closed (01/01/10-12/31/10)
(Gains greater than $3,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain
FPIC Insurance Group, Inc.	Property & Casualty Insurance	05/19/10	$2,526,238
JPMorgan Chase & Co.	Diversified Financial Services	04/08/10	3,109,239
Sealed Air Corp.	Materials	02/01/10	2,252,723

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2010

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/10 Net Assets)		(% of 12/31/10 Long-Term Portfolio)
			Fund	S&P 500®
Common Stock	51.39%	Energy	11.85%	12.03%
Convertible Bonds	32.06%	Capital Goods	11.31%	8.33%
Preferred Stocks	12.03%	Materials	11.00%	3.74%
Corporate Bonds	3.07%	Real Estate	10.95%	1.53%
Short-Term Investments	1.44%	Diversified Financials	9.35%	7.53%
Other Assets & Liabilities	0.01%	Information Technology	8.10%	18.65%
	100.00%	Commercial & Professional Services	6.79%	0.60%
		Retailing	6.07%	3.71%
		Food, Beverage & Tobacco	5.59%	5.87%
		Utilities	4.54%	3.30%
		Health Care	4.53%	10.91%
		Food & Staples Retailing	3.04%	2.36%
		Other	2.71%	15.91%
		Household & Personal Products	2.14%	2.41%
		Media	2.03%	3.12%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/10 Net Assets)

Forest City Enterprises, Inc., Conv. Sr. Notes, 3.625%, 10/15/14	Real Estate	6.11%
Kohl's Corp.	Retailing	4.22%
Citigroup Inc., 7.50%, Conv. Pfd., T-DECS	Diversified Financial Services	3.83%
Tyson Foods, Inc., Conv. Sr. Notes, 3.25%, 10/15/13	Food, Beverage & Tobacco	3.62%
Devon Energy Corp.	Energy	3.61%
United States Steel Corp., Conv. Sr. Notes, 4.00%, 05/15/14	Materials	3.40%
Quanta Services, Inc.	Capital Goods	3.39%
Whole Foods Market, Inc.	Food & Staples Retailing	2.99%
AES Trust III, 6.75%, Conv. Pfd.	Utilities	2.98%
Allegheny Technologies, Inc., Conv. Sr. Notes, 4.25%, 06/01/14	Materials	2.86%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2010

New Positions Added (01/01/10-12/31/10)
(Highlighted positions are those greater than 2.00% of Fund’s 12/31/10 total net assets)

Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/10 Net Assets
Citigroup Capital XII, 8.50%, TRUPS	Diversified Financial Services	03/10/10	0.67%
General Motors Co., 4.75%, Series B, Conv. Pfd	Automobiles & Components	11/18/10	0.24%
Toll Brothers, Inc.	Consumer Durables & Apparel	08/26/10	0.27%
Transocean Ltd.	Energy	05/05/10	2.33%
Transocean Ltd., Conv. Sr. Notes, 1.50%, 12/15/37	Energy	05/06/10	2.64%
United Rentals, Inc., Conv. Sr. Notes, 4.00%, 11/15/15	Capital Goods	08/12/10	1.25%

Positions Closed (01/01/10-12/31/10)
(Gains and losses greater than $1,000,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
Allegheny Technologies, Inc.	Materials	05/21/10	$2,207,103
Digital Realty Trust, Inc., 144A Conv. Sr. Notes, 4.125%, 08/15/26	Real Estate	03/31/10	940,474
News America Inc., Conv. Notes, Zero coupon, 3.38%, 02/28/21	Media	06/14/10	(127,603)
Reckson Operating Partnership, L.P., Conv. Sr. Notes, 4.00%, 06/15/25	Real Estate	06/16/10	10,569
School Specialty, Inc., Conv. Sub. Notes, 3.75%/Zero coupon, 08/01/23	Commercial & Professional Services	08/03/10	(696,112)
United Rentals, Inc.	Capital Goods	08/12/10	(2,182,759)
United Rentals North America Inc., Conv. Sr. Sub., 1.875%, 10/15/23	Capital Goods	10/20/10	(757,674)
Waste Connections, Inc., Conv. Sr. Notes, 3.75%, 04/01/26	Commercial & Professional Services	04/01/10	509,862

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2010

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/10 Net Assets)		(% of 12/31/10 Long-Term Portfolio)

				Wilshire U.S.
Common Stock	82.37%			Real Estate
Preferred Stock	9.31%		Fund	Securities Index
Convertible Bonds	3.05%	Office REITs	36.34%	15.55%
Short-Term Investments	5.04%	Residential REITs	11.26%	17.14%
Other Assets & Liabilities	0.23%	Real Estate Operating Companies	10.41%	2.24%
	100.00%	Retail REITs	9.86%	24.36%
		Specialized REITs	9.51%	25.88%
		Telecommunication Services	9.19%	–
		Other	7.36%	8.83%
		Industrial REITs	6.07%	6.00%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/10 Net Assets)

Forest City Enterprises, Inc., Class A	Real Estate Operating Companies	7.53%
American Campus Communities, Inc.	Residential REITs	5.71%
Alexandria Real Estate Equities, Inc.	Office REITs	5.35%
DuPont Fabros Technology Inc.	Office REITs	4.46%
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	Office REITs	3.86%
Regency Centers Corp.	Retail REITs	3.44%
Essex Property Trust, Inc.	Residential REITs	3.42%
Crown Castle International Corp.	Telecommunication Services	3.14%
Alexander & Baldwin, Inc.	Transportation	2.99%
SBA Communications Corp., Class A	Telecommunication Services	2.94%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2010

New Positions Added (01/01/10-12/31/10)
(Highlighted positions are those greater than 3.00% of Fund’s 12/31/10 total net assets)

Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/10 Net Assets
American Tower Corp., Class A	Telecommunication Services	01/11/10	2.63%
AvalonBay Communities, Inc.	Residential REITs	01/20/10	–
Brookdale Senior Living Inc.	Real Estate Operating Companies	10/22/10	1.84%
CB Richard Ellis Group, Inc., Class A	Real Estate Services	10/26/10	1.12%
Coresite Realty Corp.	Office REITs	09/22/10	2.89%
Crown Castle International Corp.	Telecommunication Services	01/11/10	3.14%
DuPont Fabros Technology Inc.	Office REITs	05/13/10	4.46%
EastGroup Properties, Inc.	Industrial REITs	09/13/10	2.19%
Entertainment Properties Trust	Specialized REITs	01/22/10	2.89%
Highwoods Properties, Inc.	Office REITs	04/22/10	2.62%
SBA Communications Corp., Class A	Telecommunication Services	01/11/10	2.94%
Toll Brothers, Inc.	Homebuilding	08/26/10	0.63%
UDR, Inc.	Residential REITs	04/22/10	1.54%

Positions Closed (01/01/10-12/31/10)
(Gains and losses greater than $2,000,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
AvalonBay Communities, Inc.	Residential REITs	04/21/10	$1,963,948
Brookfield Asset Management Inc., Class A	Capital Markets	03/03/10	(661,002)
CBL & Associates Properties, Inc.	Retail REITs	10/29/10	3,825,848
Cousins Properties, Inc.	Diversified REITs	07/19/10	(11,872,976)
Digital Realty Trust Inc., 8.50%, Series A	Office REITs	08/24/10	768,549
Equity Residential	Residential REITs	12/17/10	1,351,862
Host Hotels & Resorts Inc.	Specialized REITs	04/15/10	1,640,353
Macerich Co.	Retail REITs	01/07/10	205,666
ProLogis	Industrial REITs	01/28/10	1,390,430
ProLogis, Conv. Sr. Notes, 2.25%, 04/01/37	Industrial REITs	05/26/10	3,045,073

DAVIS SERIES, INC.	Expense Example

Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2010.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads).  Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value (07/01/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (07/01/10-12/31/10)
Davis Opportunity Fund
Class A (annualized expense ratio 1.04%**)
Actual	$1,000.00	$1,258.32	$5.92
Hypothetical	$1,000.00	$1,019.96	$5.30
Class B (annualized expense ratio 1.97%**)
Actual	$1,000.00	$1,252.85	$11.19
Hypothetical	$1,000.00	$1,015.27	$10.01
Class C (annualized expense ratio 1.83%**)
Actual	$1,000.00	$1,253.13	$10.39
Hypothetical	$1,000.00	$1,015.98	$9.30
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$1,260.27	$4.22
Hypothetical	$1,000.00	$1,021.48	$3.77

Davis Government Bond Fund
Class A (annualized expense ratio 0.77%**)
Actual	$1,000.00	$1,001.91	$3.89
Hypothetical	$1,000.00	$1,021.32	$3.92
Class B (annualized expense ratio 1.65%**)
Actual	$1,000.00	$995.59	$8.30
Hypothetical	$1,000.00	$1,016.89	$8.39
Class C (annualized expense ratio 1.56%**)
Actual	$1,000.00	$995.99	$7.85
Hypothetical	$1,000.00	$1,017.34	$7.93
Class Y (annualized expense ratio 0.58%**)
Actual	$1,000.00	$1,002.87	$2.93
Hypothetical	$1,000.00	$1,022.28	$2.96

Davis Government Money Market Fund
Class A, B, C, & Y (annualized expense ratio 0.23%**)
Actual	$1,000.00	$1,000.05	$1.16
Hypothetical	$1,000.00	$1,024.05	$1.17

Davis Financial Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,199.19	$5.27
Hypothetical	$1,000.00	$1,020.42	$4.84
Class B (annualized expense ratio 2.06%**)
Actual	$1,000.00	$1,192.93	$11.39
Hypothetical	$1,000.00	$1,014.82	$10.46
Class C (annualized expense ratio 1.86%**)
Actual	$1,000.00	$1,193.61	$10.28
Hypothetical	$1,000.00	$1,015.83	$9.45
Class Y (annualized expense ratio 0.84%**)
Actual	$1,000.00	$1,200.30	$4.66
Hypothetical	$1,000.00	$1,020.97	$4.28

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value (07/01/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (07/01/10-12/31/10)

Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.93%**)
Actual	$1,000.00	$1,211.01	$5.18
Hypothetical	$1,000.00	$1,020.52	$4.74
Class B (annualized expense ratio 1.84%**)
Actual	$1,000.00	$1,205.82	$10.23
Hypothetical	$1,000.00	$1,015.93	$9.35
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,206.66	$9.73
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.75%**)
Actual	$1,000.00	$1,212.83	$4.18
Hypothetical	$1,000.00	$1,021.42	$3.82

Davis Real Estate Fund
Class A (annualized expense ratio 1.11%**)
Actual	$1,000.00	$1,153.36	$6.02
Hypothetical	$1,000.00	$1,019.61	$5.65
Class B (annualized expense ratio 2.21%**)
Actual	$1,000.00	$1,147.10	$11.96
Hypothetical	$1,000.00	$1,014.06	$11.22
Class C (annualized expense ratio 1.92%**)
Actual	$1,000.00	$1,148.57	$10.40
Hypothetical	$1,000.00	$1,015.53	$9.75
Class Y (annualized expense ratio 0.79%**)
Actual	$1,000.00	$1,155.12	$4.29
Hypothetical	$1,000.00	$1,021.22	$4.02

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2010

	Shares	Value (Note 1)
COMMON STOCK – (92.20%)
CONSUMER DISCRETIONARY – (7.30%)
Consumer Durables & Apparel – (2.66%)
Hunter Douglas NV (Netherlands)	309,979	$16,390,880
Consumer Services – (3.03%)
H&R Block, Inc.	35,520	423,043
Yum! Brands, Inc.	372,400	18,266,220
		18,689,263

Media – (1.61%)
Grupo Televisa S.A., ADR (Mexico)*	382,460	9,917,188
	Total Consumer Discretionary	44,997,331
CONSUMER STAPLES – (12.51%)
Food & Staples Retailing – (3.85%)
CVS Caremark Corp.	681,530	23,696,798
Food, Beverage & Tobacco – (8.66%)
Coca-Cola Co.	304,030	19,996,053
Heineken Holding NV (Netherlands)	214,095	9,305,244
Kraft Foods Inc., Class A	481,700	15,178,367
Mead Johnson Nutrition Co.	50,620	3,151,095
Nestle S.A. (Switzerland)	97,790	5,726,206
		53,356,965
	Total Consumer Staples	77,053,763
ENERGY – (6.57%)
Devon Energy Corp.	82,402	6,469,381
Occidental Petroleum Corp.	107,374	10,533,390
Tenaris S.A., ADR (Argentina)	215,240	10,542,455
Transocean Ltd. *	186,469	12,961,460
	Total Energy	40,506,686
FINANCIALS – (12.38%)
Banks – (2.49%)
Commercial Banks – (2.49%)
Banco Santander Brasil S.A., ADS (Brazil)	178,760	2,431,136
U.S. Bancorp	57,500	1,550,775
Wells Fargo & Co.	366,100	11,345,439
		15,327,350

Diversified Financials – (6.70%)
Capital Markets – (2.72%)
Bank of New York Mellon Corp.	359,210	10,848,142
Charles Schwab Corp.	344,530	5,894,908
		16,743,050

Diversified Financial Services – (3.98%)
Oaktree Capital Group LLC, Class A (a)	691,250	24,539,375
		41,282,425

Insurance – (3.19%)
Property & Casualty Insurance – (2.34%)
Berkshire Hathaway Inc., Class B *	59,391	4,757,813
Markel Corp. *	25,547	9,660,087
		14,417,900

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2010

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Reinsurance – (0.85%)
Transatlantic Holdings, Inc.	102,345	$5,283,049
		19,700,949
	Total Financials	76,310,724
HEALTH CARE – (17.24%)
Health Care Equipment & Services – (6.10%)
Baxter International Inc.	193,330	9,786,364
Becton, Dickinson and Co.	188,934	15,968,702
IDEXX Laboratories, Inc. *	170,650	11,818,366
		37,573,432

Pharmaceuticals, Biotechnology & Life Sciences – (11.14%)
Agilent Technologies, Inc. *	243,444	10,085,885
Johnson & Johnson	405,030	25,051,105
Merck & Co., Inc.	671,416	24,197,833
Pfizer Inc.	533,670	9,344,562
		68,679,385
	Total Health Care	106,252,817
INDUSTRIALS – (7.07%)
Capital Goods – (4.73%)
ABB Ltd., ADR (Switzerland)	203,670	4,572,392
Blount International, Inc. *	692,778	10,918,181
Lockheed Martin Corp.	71,518	4,999,823
Shaw Group Inc. *	252,170	8,631,779
		29,122,175

Commercial & Professional Services – (0.51%)
Iron Mountain Inc.	126,340	3,159,764
Transportation – (1.83%)
Clark Holdings, Inc. *(b)	958,000	258,660
Kuehne & Nagel International AG (Switzerland)	79,296	11,025,112
		11,283,772
	Total Industrials	43,565,711
INFORMATION TECHNOLOGY – (18.41%)
Semiconductors & Semiconductor Equipment – (4.32%)
Altera Corp.	115,930	4,126,528
Texas Instruments Inc.	692,950	22,520,875
		26,647,403

Software & Services – (11.92%)
Activision Blizzard, Inc.	638,610	7,941,115
Google Inc., Class A *	43,563	25,873,155
International Business Machines Corp.	18,444	2,706,841
Microsoft Corp.	663,860	18,528,333
SAP AG, ADR (Germany)	154,351	7,811,704
Youku.com Inc., ADR (China)*	302,650	10,595,777
		73,456,925

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2010

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Technology Hardware & Equipment – (2.17%)
Harris Corp.	93,890	$4,253,217
Hewlett-Packard Co.	216,054	9,095,873
		13,349,090
	Total Information Technology	113,453,418
MATERIALS – (10.18%)
Monsanto Co.	141,080	9,824,811
Sherwin-Williams Co.	115,060	9,636,275
Sigma-Aldrich Corp.	251,750	16,766,550
Sino-Forest Corp. (Canada)*	923,330	21,627,633
Yingde Gases Group Co. Ltd. (China)*	5,515,930	4,861,070
	Total Materials	62,716,339
TELECOMMUNICATION SERVICES – (0.54%)
America Movil SAB de C.V., Series L, ADR (Mexico)	57,820	3,315,399
	Total Telecommunication Services	3,315,399

	TOTAL COMMON STOCK – (Identified cost $445,716,015)	568,172,188

STOCK WARRANTS – (0.59%)
FINANCIALS – (0.59%)
Banks – (0.59%)
Commercial Banks – (0.59%)
Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	330,600	3,672,966

	TOTAL STOCK WARRANTS – (Identified cost $2,628,772)	3,672,966

SHORT-TERM INVESTMENTS – (7.18%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.25%, 01/03/11, dated 12/31/10, repurchase value of $8,506,177 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.104%-6.50%, 06/01/25-12/01/40, total market value $8,676,120)	$8,506,000	8,506,000
Goldman, Sachs & Co. Joint Repurchase Agreement, 0.16%, 01/03/11, dated 12/31/10, repurchase value of $10,206,136 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-6.50%, 12/01/25-01/01/41, total market value $10,410,120)	10,206,000	10,206,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.24%, 01/03/11, dated 12/31/10, repurchase value of $25,516,510 (collateralized by: U.S. Government agency obligations in a pooled cash account, 3.125%-7.50%, 01/31/12-05/15/37, total market value $26,026,320)	25,516,000	25,516,000

	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $44,228,000)	44,228,000

Total Investments – (99.97%) – (Identified cost $492,572,787) – (c)		616,073,154
Other Assets Less Liabilities – (0.03%)		189,434
Net Assets – (100.00%)		$616,262,588

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2010

ADR: American Depositary Receipt

ADS: American Depositary Share

* Non-Income producing security.

(a) Restricted Security – See Note 8 of the Notes to Financial Statements.

(b)
Affiliated Company.  Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2010.  The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2010, amounts to $258,660.  Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2009	Gross Additions	Gross Reductions	Shares December 31, 2010	Dividend Income
Clark Holdings, Inc.	958,000	–	–	958,000	$–

(c)	Aggregate cost for federal income tax purposes is $506,268,024. At December 31, 2010 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$126,645,301
	Unrealized depreciation	(16,840,171)
	Net unrealized appreciation	$109,805,130

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2010

	Principal	Value (Note 1)
GOVERNMENT AGENCY NOTES – (2.16%)
Fannie Mae, 4.00%, 01/28/13	$400,000	$426,408
Federal Home Loan Bank, 5.30%, 06/15/12	739,804	772,150
Federal Home Loan Bank, 2.60%, 04/20/15	2,344,136	2,346,945
TOTAL GOVERNMENT AGENCY NOTES – (Identified cost $3,506,454)		3,545,503
MORTGAGES – (95.00%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (64.91%)
Fannie Mae, 4.50%, 01/25/14	278,016	289,125
Fannie Mae, 3.50%, 09/25/16	391,940	398,861
Fannie Mae, 5.00%, 02/25/17	472,215	478,888
Fannie Mae, 5.00%, 12/25/17	1,020,207	1,026,085
Fannie Mae, 4.00%, 01/25/19	1,265,000	1,325,213
Fannie Mae, 4.00%, 04/25/19	5,000,000	5,283,947
Fannie Mae, 2.00%, 06/25/19	3,915,457	3,932,562
Fannie Mae, 4.50%, 07/25/21	328,406	331,834
Fannie Mae, 4.00%, 07/25/23	3,323,411	3,481,519
Fannie Mae, 4.00%, 11/25/23	2,512,419	2,631,351
Fannie Mae, 8.00%, 12/17/24	29,961	29,968
Fannie Mae, 5.50%, 03/25/28	196,473	198,259
Fannie Mae, 5.00%, 02/25/35	502,219	530,263
Fannie Mae, 0.5106%, 03/25/37 (a)	2,196,639	2,188,376
Fannie Mae, 0.7606%, 06/25/38 (a)	1,162,761	1,167,323
Freddie Mac, 4.00%, 10/15/15	542,397	544,470
Freddie Mac, 4.50%, 05/15/16	351,067	354,904
Freddie Mac, 4.00%, 09/15/16	1,172,382	1,196,123
Freddie Mac, 4.00%, 01/15/17	586,231	604,686
Freddie Mac, 3.50%, 01/15/18	470,050	487,459
Freddie Mac, 5.00%, 01/15/18	663,065	677,165
Freddie Mac, 4.00%, 06/15/18	1,952,626	1,998,331
Freddie Mac, 4.50%, 07/15/18	1,887,383	1,993,885
Freddie Mac, 4.00%, 09/15/18	5,000,000	5,336,772
Freddie Mac, 4.00%, 10/15/18	975,000	1,041,991
Freddie Mac, 2.00%, 11/15/18	2,325,191	2,340,282
Freddie Mac, 5.00%, 05/15/19	329,188	338,996
Freddie Mac, 2.25%, 06/15/20	1,748,337	1,760,156
Freddie Mac, 2.25%, 12/15/20	1,956,890	1,963,956
Freddie Mac, 2.50%, 12/15/20	3,000,000	3,024,999
Freddie Mac, 5.00%, 12/15/22	1,155,875	1,173,672
Freddie Mac, 4.50%, 09/15/23	3,458,331	3,646,809
Freddie Mac, 1.3625%, 03/15/24 (a)	3,790,959	3,846,186
Freddie Mac, 3.50%, 07/15/24	3,962,994	4,082,220
Freddie Mac, 5.00%, 06/15/25	22,550	22,633
Freddie Mac, 5.00%, 05/15/27	228,543	231,766
Freddie Mac, 4.00%, 01/15/28	4,953,990	5,110,547
Freddie Mac, 5.00%, 09/15/28	1,949,128	1,983,738
Freddie Mac, 4.50%, 06/15/29	3,306,998	3,413,657

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2010

	Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
COLLATERALIZED MORTGAGE OBLIGATIONS – (CONTINUED)
Freddie Mac, 6.00%, 03/15/30	$65,514	$66,397
Freddie Mac, 4.50%, 08/15/32	5,000,000	5,363,036
Freddie Mac, 4.25%, 06/15/33	634,757	651,595
Freddie Mac, 4.50%, 08/15/36	3,346,753	3,454,927
Freddie Mac, 0.6603%, 11/15/37 (a)	3,968,972	3,975,117
Freddie Mac Reference REMIC, 5.125%, 06/15/18	2,967,643	3,070,053
Ginnie Mae, 4.50%, 10/20/20	1,505,851	1,544,949
Ginnie Mae, 4.00%, 11/20/30	3,571,336	3,746,590
Ginnie Mae, 5.00%, 02/16/32	3,143,213	3,294,640
Ginnie Mae, 5.00%, 08/20/32	1,355,501	1,372,850
Ginnie Mae, 4.00%, 05/20/33	4,948,142	5,257,358
Ginnie Mae, 6.1478%, 04/20/37 (a)	3,870,815	4,270,942
Total Collateralized Mortgage Obligations		106,537,431
FANNIE MAE POOLS – (22.42%)
3.50%, 04/01/11, Pool No. 255245	726,681	728,917
4.562%, 01/01/15, Pool No. 725788	1,138,046	1,213,443
5.055%, 11/01/15, Pool No. 387686	4,688,451	5,091,792
6.00%, 09/01/17, Pool No. 665776	1,806,942	1,971,600
5.00%, 03/01/18, Pool No. 357369	867,208	929,051
4.50%, 08/01/18, Pool No. 254833	1,538,449	1,639,476
4.00%, 01/01/19, Pool No. 976841	1,138,680	1,192,554
3.50%, 09/01/20, Pool No. MA0521	2,815,737	2,882,083
3.00%, 12/01/20, Pool No. MA0605	4,960,428	5,037,878
4.00%, 07/01/25, Pool No. AD7151	3,249,914	3,350,864
6.50%, 07/01/32, Pool No. 635069	129,170	146,177
2.061%, 10/01/32, Pool No. 648917 (b)	1,159,286	1,192,337
4.836%, 05/01/35, Pool No. 826242 (b)	658,885	691,573
4.92%, 01/01/36, Pool No. 848973 (b)	769,434	812,753
2.285%, 03/01/36, Pool No. 843396 (b)	265,598	270,380
5.619%, 04/01/36, Pool No. 851605 (b)	804,465	860,282
6.50%, 09/01/37, Pool No. AA0924	2,460,025	2,713,746
4.374%, 03/01/39, Pool No. AE0362 (b)	3,616,829	3,793,890
3.059%, 01/01/40, Pool No. AD0881 (b)	2,154,311	2,285,293
Total Fannie Mae Pools		36,804,089
FREDDIE MAC POOLS – (7.09%)
4.00%, 02/01/11, Pool No. M80897	367,760	368,886
4.00%, 03/01/11, Pool No. M80903	840,228	842,801
5.00%, 03/01/12, Pool No. M80963	423,961	432,097
3.50%, 04/01/12, Pool No. M80974	644,237	650,416
5.00%, 05/01/12, Pool No. M80971	712,850	729,356
4.00%, 12/01/12, Pool No. M81008	513,141	526,894
4.50%, 03/01/15, Pool No. B18794	512,215	536,311
5.50%, 12/01/18, Pool No. G11684	1,108,331	1,197,690
5.00%, 05/01/21, Pool No. G13296	1,440,799	1,534,992
5.00%, 09/01/21, Pool No. G12673	1,252,872	1,334,778
5.50%, 06/01/22, Pool No. G12688	758,965	816,599
2.771%, 12/01/34, Pool No. 1H1238 (b)	412,110	431,202

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2010

	Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
FREDDIE MAC POOLS – (CONTINUED)
4.772%, 04/01/35, Pool No. 782528 (b)	$2,101,393	$2,233,101
	Total Freddie Mac Pools	11,635,123
GINNIE MAE POOLS – (0.58%)
6.50%, 09/15/13, Pool No. 780856	888,343	945,807
	Total Ginnie Mae Pools	945,807

TOTAL MORTGAGES – (Identified cost $154,717,934)		155,922,450

OTHER AGENCIES – (0.19%)
Housing Urban Development, 6.00%, 08/01/20	300,000	318,669

TOTAL OTHER AGENCIES – (Identified cost $318,556)		318,669

SHORT-TERM INVESTMENTS – (2.74%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.25%, 01/03/11, dated 12/31/10, repurchase value of $863,018 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.104%-6.50%, 06/01/25-12/01/40, total market value $880,260)	863,000	863,000
Goldman, Sachs & Co. Joint Repurchase Agreement, 0.16%, 01/03/11, dated 12/31/10, repurchase value of $1,036,014 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-6.50%, 12/01/25-01/01/41, total market value $1,056,720)	1,036,000	1,036,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.24%, 01/03/11, dated 12/31/10, repurchase value of $2,589,052 (collateralized by: U.S. Government agency obligations in a pooled cash account, 3.125%-7.50%, 01/31/12-05/15/37, total market value $2,640,780)	2,589,000	2,589,000

TOTAL SHORT-TERM INVESTMENTS – (Identified cost $4,488,000)		4,488,000

Total Investments – (100.09%) – (Identified cost $163,030,944) – (c)		164,274,622
Liabilities Less Other Assets – (0.09%)		(147,817)
Net Assets – (100.00%)		$164,126,805

(a)
The interest rates on floating rate securities, shown as of December 31, 2010, may change daily or less frequently and are based on indices of market interest rates.  For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	The interest rates on adjustable rate securities, shown as of December 31, 2010, may change daily or less frequently and are based on indices of market interest rates.

(c)	Aggregate cost for federal income tax purposes is $163,030,944. At December 31, 2010 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$2,002,830
Unrealized depreciation	(759,152)
Net unrealized appreciation	$1,243,678

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2010

	Principal	Value (Note 1)
FANNIE MAE – (2.95%)
0.30%, 01/03/11 (a)	$342,000	$341,994
1.375%, 04/28/11	1,556,000	1,561,673
6.00%, 05/15/11	158,000	161,287
3.375%, 05/19/11	5,842,000	5,912,139
0.265%, 06/02/11 (a)	1,500,000	1,498,322

TOTAL FANNIE MAE – (Identified cost $9,475,415)		9,475,415

FEDERAL FARM CREDIT BANK – (2.04%)
5.81%, 01/10/11	434,000	434,580
1.60%, 01/12/11	450,000	450,172
4.875%, 02/18/11	315,000	316,856
3.00%, 03/03/11	110,000	110,494
4.77%, 05/25/11	200,000	203,580
5.05%, 05/25/11	125,000	127,326
4.25%, 07/11/11	300,000	306,122
0.30%, 11/08/11	4,600,000	4,599,608

TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $6,548,738)		6,548,738

FEDERAL HOME LOAN BANK – (27.28%)
0.40%, 01/04/11	900,000	900,007
0.75%, 01/18/11	100,000	100,020
1.625%, 01/21/11	470,000	470,314
5.07%, 01/27/11	150,000	150,495
2.875%, 03/11/11	675,000	678,403
4.875%, 03/11/11	4,000,000	4,035,648
5.00%, 03/11/11	275,000	277,402
1.625%, 03/16/11	550,000	551,386
0.75%, 03/25/11	1,850,000	1,851,917
0.70%, 04/18/11	750,000	750,985
0.24%, 05/06/11 (b)	12,000,000	11,999,007
7.03%, 05/06/11	290,000	296,759
0.19%, 05/12/11	5,000,000	4,999,451
1.375%, 05/16/11	3,585,000	3,600,542
0.50%, 05/17/11	750,000	750,668
0.54%, 05/24/11	535,000	535,630
0.23%, 05/27/11 (b)	4,500,000	4,500,000
0.305%, 05/27/11 (b)	4,500,000	4,500,000
0.70%, 05/27/11	215,000	215,254
3.125%, 06/10/11	7,075,000	7,165,054
5.25%, 06/10/11	735,000	751,137
0.37%, 06/15/11 (b)	6,755,000	6,756,346
3.375%, 06/24/11	2,545,000	2,583,518
1.625%, 07/27/11	5,000,000	5,039,682
5.375%, 08/19/11	300,000	309,281
0.40%, 11/18/11	9,250,000	9,250,000
0.345%, 11/28/11 (b)	4,600,000	4,604,874
0.40%, 12/09/11	4,600,000	4,599,367

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2010

	Principal	Value (Note 1)
FEDERAL HOME LOAN BANK – (CONTINUED)
0.40%, 12/20/11	$5,250,000	$5,250,000

	TOTAL FEDERAL HOME LOAN BANK – (Identified cost $87,473,147)	87,473,147

FREDDIE MAC – (10.89%)
0.26%, 01/03/11 (a)	9,250,000	9,249,866
4.75%, 01/18/11	450,000	450,923
0.3369%, 01/28/11 (b)	1,500,000	1,500,143
3.30%, 02/15/11	255,000	255,926
0.3722%, 03/09/11 (b)	500,000	500,237
5.875%, 03/21/11	469,000	474,520
0.35%, 04/01/11 (b)	4,500,000	4,502,531
2.75%, 04/11/11	3,915,000	3,942,358
3.50%, 05/05/11	1,000,000	1,010,151
0.255%, 06/20/11 (a)	640,000	639,229
3.875%, 06/29/11	120,000	122,103
5.25%, 07/18/11	5,150,000	5,290,727
0.2206%, 09/19/11 (b)	7,000,000	6,997,975

	TOTAL FREDDIE MAC – (Identified cost $34,936,689)	34,936,689

OTHER AGENCIES – (0.19%)
RFCO Strip, 0.5053%, 07/15/11 (a)	600,000	598,383

	TOTAL OTHER AGENCIES – (Identified cost $598,383)	598,383

REPURCHASE AGREEMENTS – (49.58%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.25%, 01/03/11, dated 12/31/10, repurchase value of $30,574,637 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.104%-6.50%, 06/01/25-12/01/40, total market value $31,185,480)	30,574,000	30,574,000
Goldman, Sachs & Co. Joint Repurchase Agreement, 0.16%, 01/03/11, dated 12/31/10, repurchase value of $36,688,489 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-6.50%, 12/01/25-01/01/41, total market value $37,421,760)	36,688,000	36,688,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.24%, 01/03/11, dated 12/31/10, repurchase value of $91,723,834 (collateralized by: U.S. Government agency obligations in a pooled cash account, 3.125%-7.50%, 01/31/12-05/15/37, total market value $93,556,440)	91,722,000	91,722,000

	TOTAL REPURCHASE AGREEMENTS – (Identified cost $158,984,000)	158,984,000

Total Investments – (92.93%) – (Identified cost $298,016,372) – (c)		298,016,372
Other Assets Less Liabilities – (7.07%)		22,670,725
Net Assets – (100.00%)		$320,687,097

(a)	Zero coupon bonds reflect the effective yield on the date of purchase.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2010

(b)
The interest rates on floating rate securities, shown as of December 31, 2010, may change daily or less frequently and are based on indices of market interest rates.  For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(c)	Aggregate cost for federal income tax purposes is $298,016,372.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2010

	Shares	Value (Note 1)
COMMON STOCK – (99.77%)
ENERGY – (6.73%)
Canadian Natural Resources Ltd. (Canada)	895,890	$39,795,434
	Total Energy	39,795,434
FINANCIALS – (90.50%)
Banks – (17.67%)
Commercial Banks – (17.67%)
Banco Santander Brasil S.A., ADS (Brazil)	139,900	1,902,640
ICICI Bank Ltd., ADR (India)	132,597	6,714,712
SKBHC Holdings LLC *(a)	878	2,853,406
State Bank of India Ltd., GDR (India)	354,949	45,965,895
U.S. Bancorp	101,671	2,742,067
Wells Fargo & Co.	1,427,319	44,232,616
		104,411,336

Diversified Financials – (40.96%)
Capital Markets – (21.77%)
Ameriprise Financial, Inc.	140,254	8,071,617
Bank of New York Mellon Corp.	1,030,874	31,132,395
Brookfield Asset Management Inc., Class A (Canada)	697,390	23,216,113
Charles Schwab Corp.	125,998	2,155,826
GAM Holding Ltd. (Switzerland)*	449,068	7,420,428
Goldman Sachs Group, Inc.	138,492	23,288,815
Julius Baer Group Ltd. (Switzerland)	655,068	30,686,608
T. Rowe Price Group Inc.	41,530	2,679,931
		128,651,733

Consumer Finance – (8.37%)
American Express Co. (b)	1,086,982	46,653,268
First Marblehead Corp. *	1,305,032	2,831,919
		49,485,187

Diversified Financial Services – (10.82%)
Bank of America Corp.	121,264	1,617,662
Cielo S.A. (Brazil)	492,300	3,988,816
Moody's Corp.	335,380	8,900,985
Oaktree Capital Group LLC, Class A (a)	972,000	34,506,000
RHJ International (Belgium)*	47,264	391,585
RHJ International, 144A (Belgium)*(a)(c)	396,550	3,298,345
Visa Inc., Class A	160,137	11,270,442
		63,973,835
		242,110,755

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2010

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (31.87%)
Life & Health Insurance – (2.77%)
China Life Insurance Co., Ltd., ADR (China)	268,127	$16,401,329
Multi-line Insurance – (8.24%)
Loews Corp. (b)	1,251,245	48,685,943
Property & Casualty Insurance – (9.32%)
ACE Ltd.	111,996	6,971,751
Markel Corp. *	69,686	26,350,367
Progressive Corp. (Ohio)	1,094,565	21,749,007
		55,071,125

Reinsurance – (11.54%)
Everest Re Group, Ltd.	197,972	16,791,985
Transatlantic Holdings, Inc.	996,096	51,418,475
		68,210,460
		188,368,857
	Total Financials	534,890,948
INDUSTRIALS – (2.54%)
Commercial & Professional Services – (2.54%)
D&B Corp.	182,602	14,989,798
	Total Industrials	14,989,798

TOTAL COMMON STOCK – (Identified cost $381,623,122)		589,676,180

SHORT-TERM INVESTMENTS – (0.04%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.25%, 01/03/11, dated 12/31/10, repurchase value of $41,001 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.104%-6.50%, 06/01/25-12/01/40, total market value $41,820)	$41,000	41,000
Goldman, Sachs & Co. Joint Repurchase Agreement, 0.16%, 01/03/11, dated 12/31/10, repurchase value of $48,001 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-6.50%, 12/01/25-01/01/41, total market value $48,960)	48,000	48,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.24%, 01/03/11, dated 12/31/10, repurchase value of $121,002 (collateralized by: U.S. Government agency obligations in a pooled cash account, 3.125%-7.50%, 01/31/12-05/15/37, total market value $123,420)	121,000	121,000

TOTAL SHORT-TERM INVESTMENTS – (Identified cost $210,000)		210,000

Total Investments – (99.81%) – (Identified cost $381,833,122) – (d)		589,886,180
Other Assets Less Liabilities – (0.19%)		1,117,747
Net Assets – (100.00%)		$591,003,927

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2010

ADR: American Depositary Receipt

ADS: American Depositary Share

GDR: Global Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 8 of the Notes to Financial Statements.

(b)	A portion of these securities is pledged to cover unfunded capital commitments at December 31, 2010.

(c)
This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations.  This security amounted to $3,298,345 or 0.56% of the Fund's net assets as of December 31, 2010.

(d)	Aggregate cost for federal income tax purposes is $386,422,023. At December 31, 2010 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$244,088,090
	Unrealized depreciation	(40,623,933)
	Net unrealized appreciation	$203,464,157

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2010

	Shares	Value (Note 1)
COMMON STOCK – (51.39%)
CONSUMER DISCRETIONARY – (7.64%)
Consumer Durables & Apparel – (0.27%)
Toll Brothers, Inc. *	65,400	$1,242,600
Media – (2.00%)
News Corp., Class A	621,300	9,049,235
Retailing – (5.37%)
Amazon.com, Inc. *	28,713	5,166,617
Kohl's Corp. *	351,800	19,116,812
		24,283,429
	Total Consumer Discretionary	34,575,264
CONSUMER STAPLES – (7.00%)
Food & Staples Retailing – (2.99%)
Whole Foods Market, Inc. *	268,000	13,550,080
Food, Beverage & Tobacco – (1.89%)
Tyson Foods, Inc., Class A	495,700	8,535,954
Household & Personal Products – (2.12%)
Avon Products, Inc.	329,300	9,569,458
	Total Consumer Staples	31,655,492
ENERGY – (8.50%)
Devon Energy Corp.	208,100	16,337,931
Nabors Industries Ltd. *	494,900	11,610,354
Transocean Ltd. *	151,431	10,525,969
	Total Energy	38,474,254
FINANCIALS – (4.66%)
Diversified Financials – (4.66%)
Consumer Finance – (2.13%)
American Express Co.	224,000	9,614,080
Diversified Financial Services – (2.53%)
Bank of America Corp.	733,876	9,789,906
Citigroup Inc. *	351,860	1,664,297
		11,454,203
		21,068,283
	Total Financials	21,068,283
HEALTH CARE – (2.63%)
Health Care Equipment & Services – (2.63%)
Universal Health Services, Inc., Class B	274,500	11,918,790
	Total Health Care	11,918,790
INDUSTRIALS – (10.93%)
Capital Goods – (6.75%)
General Electric Co.	465,200	8,508,508
Masco Corp.	529,500	6,703,470
Quanta Services, Inc. *	770,790	15,354,137
		30,566,115

Commercial & Professional Services – (4.18%)
ADFITECH, Inc. *	266,000	711,550
School Specialty, Inc. *	503,863	7,023,850
Waste Connections, Inc.	405,750	11,170,297
		18,905,697
	Total Industrials	49,471,812

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2010

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (3.96%)
Semiconductors & Semiconductor Equipment – (3.96%)
Fairchild Semiconductor International, Inc. *	516,897	$8,068,762
Intel Corp.	77,300	1,626,392
International Rectifier Corp. *	277,100	8,227,099
		17,922,253
	Total Information Technology	17,922,253
MATERIALS – (4.58%)
Freeport-McMoRan Copper & Gold Inc.	104,241	12,518,302
Sealed Air Corp.	323,000	8,220,350
	Total Materials	20,738,652
UTILITIES – (1.49%)
AES Corp. *	551,700	6,719,706
	Total Utilities	6,719,706

TOTAL COMMON STOCK – (Identified cost $226,017,274)		232,544,506

PREFERRED STOCK – (12.03%)
CONSUMER DISCRETIONARY – (0.24%)
Automobiles & Components – (0.24%)
General Motors Co., 4.75%, Series B, Conv. Pfd.	20,000	1,081,700
	Total Consumer Discretionary	1,081,700
FINANCIALS – (6.54%)
Diversified Financials – (4.49%)
Diversified Financial Services – (4.49%)
Citigroup Capital XII, 8.50%, TRUPS	113,800	3,013,708
Citigroup Inc., 7.50%, Conv. Pfd., T-DECS	127,200	17,308,104
		20,321,812

Real Estate – (2.05%)
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	374,010	9,256,748
	Total Financials	29,578,560
INDUSTRIALS – (2.27%)
Capital Goods – (0.99%)
United Rentals Trust I, 6.50%, Conv. Pfd.	104,241	4,488,878
Transportation – (1.28%)
Continental Airlines Finance Trust II, 6.00%, Cum. Conv. Pfd.	153,200	5,783,300
	Total Industrials	10,272,178
UTILITIES – (2.98%)
AES Trust III, 6.75%, Conv. Pfd.	274,410	13,514,693
	Total Utilities	13,514,693

TOTAL PREFERRED STOCK – (Identified cost $40,834,194)		54,447,131

CONVERTIBLE BONDS – (32.06%)
CONSUMER DISCRETIONARY – (0.88%)
Consumer Durables & Apparel – (0.88%)
Eastman Kodak Co., Conv. Sr. Notes, 7.00%, 04/01/17	$3,800,000	3,985,250
	Total Consumer Discretionary	3,985,250

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2010

	Principal	Value (Note 1)
CONVERTIBLE BONDS – (CONTINUED)
CONSUMER STAPLES – (3.62%)
Food, Beverage & Tobacco – (3.62%)
Tyson Foods, Inc., Conv. Sr. Notes, 3.25%, 10/15/13	$13,300,000	$16,375,625
	Total Consumer Staples	16,375,625
ENERGY – (3.17%)
Nabors Industries Inc., Conv. Sr. Notes, 0.94%, 05/15/11	2,400,000	2,397,000
Transocean Ltd., Conv. Sr. Notes, 1.50%, 12/15/37	12,300,000	11,961,750
	Total Energy	14,358,750
FINANCIALS – (8.66%)
Diversified Financials – (0.07%)
Capital Markets – (0.07%)
Janus Capital Group Inc., Conv. Sr. Notes, 3.25%, 07/15/14	250,000	297,500
Real Estate – (8.59%)
Digital Realty Trust, Inc., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	6,650,000	8,927,625
Forest City Enterprises, Inc., Conv. Sr. Notes, 3.625%, 10/15/14	21,850,000	27,667,562
Forest City Enterprises, Inc., Conv. Sr. Notes, 5.00%, 10/15/16	1,600,000	2,282,000
		38,877,187
	Total Financials	39,174,687
HEALTH CARE – (1.84%)
Pharmaceuticals, Biotechnology & Life Sciences – (1.84%)
Valeant Pharmaceuticals International, Conv. Sub. Notes, 4.00%, 11/15/13	3,700,000	8,306,500
	Total Health Care	8,306,500
INDUSTRIALS – (3.61%)
Capital Goods – (1.25%)
United Rentals, Inc., Conv. Sr. Notes, 4.00%, 11/15/15	2,565,000	5,646,206
Commercial & Professional Services – (2.36%)
School Specialty, Inc., Conv. Sub. Deb., 3.75%, 11/30/26	10,900,000	10,682,000
	Total Industrials	16,328,206
INFORMATION TECHNOLOGY – (4.02%)
Semiconductors & Semiconductor Equipment – (4.02%)
Intel Corp., Conv. Jr. Sub. Deb., 2.95%, 12/15/35	9,050,000	9,061,313
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	7,600,000	9,148,500
		18,209,813
	Total Information Technology	18,209,813
MATERIALS – (6.26%)
Allegheny Technologies, Inc., Conv. Sr. Notes, 4.25%, 06/01/14	8,555,000	12,950,131
United States Steel Corp., Conv. Sr. Notes, 4.00%, 05/15/14	7,900,000	15,365,500
	Total Materials	28,315,631

TOTAL CONVERTIBLE BONDS – (Identified cost $117,210,406)		145,054,462

CORPORATE BONDS – (3.07%)
CONSUMER DISCRETIONARY – (0.61%)
Retailing – (0.61%)
Kohl's Corp., Sr. Notes, 6.25%, 12/15/17	2,400,000	2,772,979
	Total Consumer Discretionary	2,772,979

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2010

	Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
FINANCIALS – (0.15%)
Real Estate – (0.15%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (b)	$13,300,000	$681,625
	Total Financials	681,625
INDUSTRIALS – (2.31%)
Capital Goods – (2.15%)
Masco Corp., Sr. Notes, 6.125%, 10/03/16	9,500,000	9,720,381
Commercial & Professional Services – (0.16%)
ADFITECH, Inc., Sr. Bond, 8.00%, 03/15/20	1,040,991	711,855
	Total Industrials	10,432,236

	TOTAL CORPORATE BONDS – (Identified cost $22,802,249)	13,886,840

SHORT-TERM INVESTMENTS – (1.44%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.25%, 01/03/11, dated 12/31/10, repurchase value of $1,253,026 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.104%-6.50%, 06/01/25-12/01/40, total market value $1,278,060)	1,253,000	1,253,000
Goldman, Sachs & Co. Joint Repurchase Agreement, 0.16%, 01/03/11, dated 12/31/10, repurchase value of $1,504,020 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-6.50%, 12/01/25-01/01/41, total market value $1,534,080)	1,504,000	1,504,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.24%, 01/03/11, dated 12/31/10, repurchase value of $3,759,075 (collateralized by: U.S. Government agency obligations in a pooled cash account, 3.125%-7.50%, 01/31/12-05/15/37, total market value $3,834,180)	3,759,000	3,759,000

	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $6,516,000)	6,516,000

Total Investments – (99.99%) – (Identified cost $413,380,123) – (c)		452,448,939
Other Assets Less Liabilities – (0.01%)		30,103
Net Assets – (100.00%)		$452,479,042

T-DECS: Tangible Dividend Enhanced Common Stock

TRUPS: Trust Preferred Securities

*	Non-Income producing security.

(a)
This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations.  This security amounted to $8,927,625 or 1.97% of the Fund's net assets as of December 31, 2010.

(b)	This security is in default. See Note 1 of the Notes to Financial Statements.

(c)	Aggregate cost for federal income tax purposes is $413,428,103. At December 31, 2010 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$81,592,843
Unrealized depreciation	(42,572,007)
Net unrealized appreciation	$39,020,836

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2010

	Shares	Value (Note 1)
COMMON STOCK – (82.37%)
CONSUMER DISCRETIONARY – (0.63%)
Consumer Durables & Apparel – (0.63%)
Homebuilding – (0.63%)
Toll Brothers, Inc. *	100,200	$1,903,800
Total Consumer Discretionary		1,903,800
FINANCIALS – (70.04%)
Real Estate – (70.04%)
Real Estate Investment Trusts (REITs) – (59.56%)
Diversified REITs – (2.25%)
Vornado Realty Trust	80,914	6,742,564
Industrial REITs – (4.38%)
DCT Industrial Trust Inc.	1,238,900	6,578,559
EastGroup Properties, Inc.	155,800	6,593,456
		13,172,015

Office REITs – (24.82%)
Alexandria Real Estate Equities, Inc.	219,413	16,074,196
Boston Properties, Inc.	69,400	5,975,340
Coresite Realty Corp.	636,500	8,681,860
Corporate Office Properties Trust	204,438	7,145,108
Digital Realty Trust, Inc.	138,200	7,122,828
Douglas Emmett, Inc.	501,200	8,319,920
DuPont Fabros Technology Inc.	630,000	13,400,100
Highwoods Properties, Inc.	247,300	7,876,505
		74,595,857

Residential REITs – (10.66%)
American Campus Communities, Inc.	540,200	17,156,752
Essex Property Trust, Inc.	89,900	10,268,378
UDR, Inc.	196,500	4,621,680
		32,046,810

Retail REITs – (8.44%)
Federal Realty Investment Trust	49,100	3,826,363
Regency Centers Corp.	245,000	10,348,800
Simon Property Group, Inc.	73,782	7,340,571
Taubman Centers, Inc.	76,100	3,841,528
		25,357,262

Specialized REITs – (9.01%)
Cogdell Spencer, Inc.	822,547	4,770,773
Entertainment Properties Trust	188,100	8,699,625
LaSalle Hotel Properties	197,500	5,214,000
Ventas, Inc.	159,900	8,391,552
		27,075,950
		178,990,458

Real Estate Management & Development – (10.48%)
Real Estate Operating Companies – (9.36%)
Brookdale Senior Living Inc. *	258,000	5,523,780
Forest City Enterprises, Inc., Class A *	1,355,154	22,617,520
		28,141,300

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2010

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (Continued)
Real Estate Management & Development – (Continued)
Real Estate Services – (1.12%)
CB Richard Ellis Group, Inc., Class A *	164,000	$3,358,720
		31,500,020
		210,490,478
	Total Financials	210,490,478
INDUSTRIALS – (2.99%)
Transportation – (2.99%)
Alexander & Baldwin, Inc.	224,600	8,990,738
	Total Industrials	8,990,738
TELECOMMUNICATION SERVICES – (8.71%)
American Tower Corp., Class A *	153,200	7,911,248
Crown Castle International Corp. *	215,400	9,440,982
SBA Communications Corp., Class A *	215,400	8,820,630
	Total Telecommunication Services	26,172,860

TOTAL COMMON STOCK – (Identified cost $194,647,157)		247,557,876

PREFERRED STOCK – (9.31%)
FINANCIALS – (9.31%)
Real Estate – (9.31%)
Real Estate Investment Trusts (REITs) – (9.31%)
Industrial REITs – (1.36%)
AMB Property Corp., 6.75%, Series M	171,000	4,098,870
Office REITs – (7.05%)
Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	468,943	11,606,339
Digital Realty Trust, Inc., 5.50%, Series D, Cum. Conv. Pfd.	79,500	2,531,582
SL Green Realty Corp., 7.625%, Series C	280,910	7,040,307
		21,178,228

Retail REITs – (0.90%)
CBL & Associates Properties, Inc., 7.375%, Series D	114,160	2,700,170
	Total Financials	27,977,268
TOTAL PREFERRED STOCK – (Identified cost $13,258,650)		27,977,268
CONVERTIBLE BONDS – (3.05%)
FINANCIALS – (3.05%)
Real Estate – (3.05%)
Real Estate Investment Trusts (REITs) – (2.55%)
Office REITs – (2.55%)
Digital Realty Trust, Inc., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	$4,815,000	6,464,137
SL Green Realty Corp., 144A Conv. Sr. Notes, 3.00%, 03/30/27 (a)	1,230,000	1,208,475
		7,672,612

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2010

	Principal	Value (Note 1)
CONVERTIBLE BONDS – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (Continued)
Real Estate Management & Development – (0.50%)
Real Estate Operating Companies – (0.50%)
Forest City Enterprises, Inc., Conv. Sr. Notes, 5.00%, 10/15/16	$1,040,000	$1,483,300
	Total Financials	9,155,912

TOTAL CONVERTIBLE BONDS – (Identified cost $7,067,898)		9,155,912

SHORT-TERM INVESTMENTS – (5.04%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.25%, 01/03/11, dated 12/31/10, repurchase value of $2,916,061 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.104%-6.50%, 06/01/25-12/01/40, total market value $2,974,320)	2,916,000	2,916,000
Goldman, Sachs & Co. Joint Repurchase Agreement, 0.16%, 01/03/11, dated 12/31/10, repurchase value of $3,500,047 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-6.50%, 12/01/25-01/01/41, total market value $3,570,000)	3,500,000	3,500,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.24%, 01/03/11, dated 12/31/10, repurchase value of $8,749,175 (collateralized by: U.S. Government agency obligations in a pooled cash account, 3.125%-7.50%, 01/31/12-05/15/37, total market value $8,923,980)	8,749,000	8,749,000

TOTAL SHORT-TERM INVESTMENTS – (Identified cost $15,165,000)		15,165,000

Total Investments – (99.77%) – (Identified cost $230,138,705) – (b)		299,856,056
Other Assets Less Liabilities – (0.23%)		693,023
Net Assets – (100.00%)		$300,549,079

*	Non-Income producing security.

(a)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $7,672,612 or 2.55% of the Fund's net assets as of December 31, 2010.

(b)	Aggregate cost for federal income tax purposes is $243,104,655. At December 31, 2010 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$66,632,503
Unrealized depreciation	(9,881,102)
Net unrealized appreciation	$56,751,401

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2010

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments):
Unaffiliated companies	$615,814,494	$164,274,622	$298,016,372	$589,886,180	$452,448,939	$299,856,056
Affiliated companies	258,660	–	–	–	–	–
Cash	4,841	4,293	14,038	16,869	4,273	21,091
Receivables:
Capital stock sold	4,949,955	200,652	37,983,073	2,242,191	1,018,067	876,486
Dividends and interest	835,877	518,690	411,979	286,392	1,067,978	1,433,579
Investment securities sold	122,929	–	–	2,000,271	–	–
Prepaid expenses	6,787	2,110	4,822	7,803	5,035	4,820
Due from Adviser	–	–	28,000	–	–	–
Total assets	621,993,543	165,000,367	336,458,284	594,439,706	454,544,292	302,192,032

LIABILITIES:
Payables:
Capital stock redeemed	2,730,188	601,952	15,493,471	2,610,194	1,478,209	1,212,869
Distributions payable	–	59,117	–	–	–	–
Investment securities purchased	2,167,084	–	–	–	–	–
Accrued distribution and service plan fees	269,282	80,097	–	238,323	215,531	121,925
Accrued management fees	280,298	43,885	146,931	282,461	213,410	143,275
Accrued transfer agent fees	189,967	34,935	32,327	199,978	89,567	136,162
Other accrued expenses	94,136	53,576	98,458	104,823	68,533	28,722
Total liabilities	5,730,955	873,562	15,771,187	3,435,779	2,065,250	1,642,953

NET ASSETS	$616,262,588	$164,126,805	$320,687,097	$591,003,927	$452,479,042	$300,549,079

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$277,817	$292,239	$3,206,871	$189,449	$160,998	$128,476

Additional paid-in capital	644,493,047	168,020,263	317,480,226	404,095,640	534,321,148	403,402,572

Undistributed net investment income	768,483	–	–	4,165,218	43,760	1,543,538

Accumulated net realized losses from investments	(152,816,120)	(5,429,375)	–	(25,522,743)	(121,115,680)	(174,238,056)

Net unrealized appreciation on investments and foreign currency transactions	123,539,361	1,243,678	–	208,076,363	39,068,816	69,712,549
Net Assets	$616,262,588	$164,126,805	$320,687,097	$591,003,927	$452,479,042	$300,549,079

*Including:
Cost of unaffiliated companies	$484,863,495	$163,030,944	$298,016,372	$381,833,122	$413,380,123	$230,138,705
Cost of affiliated companies	7,709,292	–	–	–	–	–

Cost and market value of repurchase agreements (if greater than 10% of net assets)	–	–	158,984,000	–	–	–

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2010

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$296,879,730	$112,117,552		$289,024,502	$487,948,113	$317,323,735	$246,372,477
Shares outstanding	13,150,944	19,962,506		289,024,502	15,362,070	11,298,956	10,537,723
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$22.57	$5.62		$1.00	$31.76	$28.08	$23.38
Maximum offering price per share (100/95.25 of net asset value)†	$23.70	$5.90	$	NA	$33.34	$29.48	$24.55

CLASS B SHARES:
Net assets	$19,593,151	$14,021,125		$17,667,354	$11,103,316	$18,850,490	$5,645,437
Shares outstanding	1,013,273	2,503,800		17,667,354	407,141	678,611	244,578
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$19.34	$5.60		$1.00	$27.27	$27.78	$23.08

CLASS C SHARES:
Net assets	$116,235,399	$34,572,153		$11,867,808	$70,963,959	$85,427,229	$30,033,574
Shares outstanding	5,713,683	6,153,855		11,867,808	2,529,470	3,027,515	1,284,383
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$20.34	$5.62		$1.00	$28.05	$28.22	$23.38

CLASS Y SHARES:
Net assets	$183,554,308	$3,415,975		$2,127,433	$20,988,539	$30,877,588	$18,497,591
Shares outstanding	7,903,796	603,753		2,127,433	646,218	1,094,713	780,947
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$23.22	$5.66		$1.00	$32.48	$28.21	$23.69

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2010

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$11,744,900	$–	$–	$10,380,378	$5,031,055	$6,905,053
Interest	251,873	4,358,434	768,094	1,584	5,465,478	442,817
Total income	11,996,773	4,358,434	768,094	10,381,962	10,496,533	7,347,870

Expenses:
Management fees (Note 3)	2,953,791	474,947	1,621,348	3,287,055	2,294,883	1,636,587
Custodian fees	96,470	49,465	50,331	101,872	66,681	58,037
Transfer agent fees:
Class A	515,206	114,071	163,562	704,598	324,648	543,044
Class B	72,363	35,975	11,357	55,455	41,653	34,058
Class C	237,911	58,038	8,359	155,127	107,016	75,702
Class Y	120,391	5,877	740	44,869	32,951	19,652
Audit fees	21,600	18,000	21,600	33,600	22,800	30,000
Legal fees	13,389	3,990	8,100	15,400	13,350	7,391
Accounting fees (Note 3)	7,500	3,000	5,502	8,748	6,504	4,500
Reports to shareholders	134,248	36,924	40,989	155,000	92,490	133,057
Directors’ fees and expenses	68,757	23,015	44,251	75,005	53,886	39,806
Registration and filing fees	73,003	40,001	55,414	86,000	64,124	51,162
Interest expense	–	–	–	11,279	–	–
Excise tax expense (Note 1)	41,926	–	2,480	–	–	–
Miscellaneous	17,281	8,353	10,672	19,062	17,439	14,726
Payments under distribution plan (Note 7):
Class A	681,594	215,872	–	878,088	556,974	533,249
Class B	206,811	156,458	–	124,037	187,123	62,316
Class C	1,172,447	391,528	–	701,212	840,476	298,284
Total expenses	6,434,688	1,635,514	2,044,705	6,456,407	4,722,998	3,541,571
Expenses paid indirectly (Note 4)	(378)	(3)	(39)	(18)	(76)	(3)

Reimbursement/waiver of expenses by Adviser (Note 3)	–	–	(1,358,706)	–	–	–
Net expenses	6,434,310	1,635,511	685,960	6,456,389	4,722,922	3,541,568
Net investment income	5,562,463	2,722,923	82,134	3,925,573	5,773,611	3,806,302

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	18,982,854	159,577	–	62,818,241	(9,496,103)	5,309,590
Foreign currency transactions	15,179	–	–	(88,196)	–	–
Net realized gain (loss)	18,998,033	159,577	–	62,730,045	(9,496,103)	5,309,590
Net change in unrealized appreciation (depreciation)	45,968,377	(553,611)	–	(1,817,667)	81,342,794	44,423,224
Net realized and unrealized gain (loss) on investments and foreign currency transactions	64,966,410	(394,034)	–	60,912,378	71,846,691	49,732,814
Net increase in net assets resulting from operations	$70,528,873	$2,328,889	$82,134	$64,837,951	$77,620,302	$53,539,116

*Net of foreign taxes withheld as follows	$628,120	$–	$–	$200,039	$33	$5,527

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2010

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

OPERATIONS:
Net investment income	$5,562,463	$2,722,923	$82,134	$3,925,573	$5,773,611	$3,806,302

Net realized gain (loss) from investments and foreign currency transactions	18,998,033	159,577	–	62,730,045	(9,496,103)	5,309,590

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	45,968,377	(553,611)	–	(1,817,667)	81,342,794	44,423,224
Net increase in net assets resulting from operations	70,528,873	2,328,889	82,134	64,837,951	77,620,302	53,539,116

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(3,786,969)	(2,626,180)	(72,990)	(3,475,871)	(4,498,839)	(3,982,069)
Class B	(90,218)	(271,442)	(4,924)	–	(125,426)	(35,139)
Class C	(670,299)	(709,744)	(3,773)	–	(641,290)	(248,560)
Class Y	(2,178,584)	(99,381)	(447)	(167,814)	(528,827)	(340,772)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(55,569,115)	12,429,430	31,629,598	(148,779,153)	(7,173,917)	(27,677,695)
Class B	(6,075,493)	(2,180,488)	(6,005,721)	(4,314,420)	(4,084,525)	(2,013,551)
Class C	(28,269,427)	(6,003,338)	(6,575,538)	(10,062,569)	(16,368,414)	(4,088,011)
Class Y	88,769,912	405,901	1,996,509	3,934,801	(20,783,071)	(10,384,526)
Total increase (decrease) in net assets	62,658,680	3,273,647	21,044,848	(98,027,075)	23,415,993	4,768,793

NET ASSETS:
Beginning of year	553,603,908	160,853,158	299,642,249	689,031,002	429,063,049	295,780,286
End of year*	$616,262,588	$164,126,805	$320,687,097	$591,003,927	$452,479,042	$300,549,079

*Including undistributed net investment income of	$768,483	$–	$–	$4,165,218	$43,760	$1,543,538

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2009

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

OPERATIONS:
Net investment income	$1,691,620	$4,068,681	$1,063,410	$2,229,688	$6,962,276	$6,105,794

Net realized gain (loss) from investments and foreign currency transactions	(53,239,160)	460,405	–	(45,321,845)	(104,423,812)	(169,934,631)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	224,767,280	407,368	–	265,159,148	249,462,410	233,356,725
Net increase in net assets resulting from operations	173,219,740	4,936,454	1,063,410	222,066,991	152,000,874	69,527,888

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(1,220,051)	(3,235,568)	(887,940)	(717,066)	(4,919,857)	(3,004,137)
Class B	–	(391,386)	(88,252)	–	(198,424)	(47,527)
Class C	–	(975,534)	(86,828)	–	(960,119)	(248,437)
Class Y	(552,961)	(80,952)	(390)	(30,470)	(984,491)	(419,679)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(46,442,118)	8,602,758	(73,637,810)	(30,178,606)	(44,681,910)	(21,257,761)
Class B	(5,978,278)	(151,208)	(8,242,572)	(4,518,956)	(3,836,556)	(2,323,010)
Class C	(29,855,044)	1,560,325	(13,670,227)	(7,572,111)	(21,878,449)	(5,766,914)
Class Y	14,161,637	1,407,905	(18,129)	2,459,346	(19,321,443)	(9,209,842)
Total increase (decrease) in net assets	103,332,925	11,672,794	(95,568,738)	181,509,128	55,219,625	27,250,581

NET ASSETS:
Beginning of year	450,270,983	149,180,364	395,210,987	507,521,874	373,843,424	268,529,705
End of year*	$553,603,908	$160,853,158	$299,642,249	$689,031,002	$429,063,049	$295,780,286

*Including undistributed (overdistributed) net investment income of	$(406,375)	$–	$–	$2,199,094	$64,531	$2,343,776

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940 (“40 Act”) as amended, as an open-end management investment company.  Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 40 Act.  Davis Real Estate Fund is non-diversified under the 40 Act.  The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital.  It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income.  It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share.  There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments.  The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital.  It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income.  Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common and preferred stock, and fixed income securities.  It may invest in lower rated bonds commonly known as “junk bonds”.  The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default.  As of December 31, 2010, the value of defaulted securities amounted to $681,625 (cost: $9,921,191) or 0.15% of the Fund’s net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income.  It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund.  Each Fund offers shares in four classes, Class A, Class B, Class C, and Class Y.  Class A shares are sold with a front-end sales charge, except for shares of the Davis Government Money Market Fund, which are sold at net asset value.  Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge.  Class Y shares are only available to certain qualified investors.  Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class.  Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class.  All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions.  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M.  Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued.  Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued.  Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors.  Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.  The value of short-term securities originally purchased with maturities greater than 60 days, are valued at market value.  For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 40 Act, securities are valued at amortized cost, which approximates market value.  These valuation procedures are reviewed and subject to approval by the Board of Directors.

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Money market securities are valued using amortized cost, in accordance with rules under the 40 Act.  Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted prices:
Equity securities:
Consumer discretionary	$44,997,331	$–	$–	$–	$35,656,964	$1,903,800
Consumer staples	77,053,763	–	–	–	31,655,492	–
Energy	40,506,686	–	–	39,795,434	38,474,254	–
Financials	55,444,315	–	–	497,531,542	50,646,843	235,936,164
Health care	106,252,817	–	–	–	11,918,790	–
Industrials	43,565,711	–	–	14,989,798	48,760,262	8,990,738
Information technology	113,453,418	–	–	–	17,922,253	–
Materials	62,716,339	–	–	–	20,738,652	–
Telecommunication services	3,315,399	–	–	–	–	26,172,860
Utilities	–	–	–	–	20,234,399	–
Total Level 1	547,305,779	–	–	552,316,774	276,007,909	273,003,562

Level 2 – Other Significant
Observable Inputs:
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	159,786,622	–	–	–	–
Short-term	–	–	139,032,372	–	–	–
Convertible debt securities	–	–	–	–	145,054,462	9,155,912
Corporate debt securities	–	–	–	–	13,886,840	–
Equity securities:
Financials	24,539,375	–	–	34,506,000	–	2,531,582
Industrials	–	–	–	–	10,983,728	–
Short-term securities	44,228,000	4,488,000	158,984,000	210,000	6,516,000	15,165,000
Total Level 2	68,767,375	164,274,622	298,016,372	34,716,000	176,441,030	26,852,494

Level 3 – Significant Unobservable
Inputs:
Equity securities:
Financials	–	–	–	2,853,406	–	–
Total	$616,073,154	$164,274,622	$298,016,372	$589,886,180	$452,448,939	$299,856,056

Level 2 to Level 1 Transfers*:
Consumer discretionary	$16,390,880	$–	$–	$–	$–	$–
Consumer staples	9,305,244	–	–	–	–	–
Financials	–	–	–	53,777,908	–	–
Industrials	11,025,112	–	–	–	–	–
Total	$36,721,236	$–	$–	$53,777,908	$–	$–

*Application of fair value procedures for securities traded on foreign markets triggered transfers between Level 1 and Level 2 assets during the year ended December 31, 2010.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2010:

Davis Financial Fund
Investment Securities:
Beginning balance	$–
Unrealized depreciation	(1,536,447)
Net purchases (sales)	4,389,853
Ending balance	$2,853,406

The cost of purchases and the proceeds from sales may include securities received or delivered through corporate actions or exchanges.  Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. Government securities.  A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation.  The cost basis of such assets and liabilities is determined based upon historical exchange rates.  Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar.  Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss.  When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed.  Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.  The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statements of Operations.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders.  Therefore, no provision for federal income tax is required.  Davis Opportunity Fund and Davis Government Money Market Fund incurred a 2009 excise tax liability of $41,926 and $2,480, respectively, during the year ended December 31, 2010. The Adviser has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax would be required in the Funds’ financial statements related to these tax positions.  The Funds’ federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.  The earliest tax year that remains subject to examination by these jurisdictions is 2007.  At December 31, 2010, each Fund had available for federal income tax purposes unused capital loss carryforwards and post October 2010 capital losses as follows:

	Capital Loss Carryforwards
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Expiring
12/31/2011	$–	$2,128,000	$–	$–	$–
12/31/2012	–	1,243,000	–	–	–
12/31/2013	–	403,000	–	–	–
12/31/2014	–	304,000	–	–	–
12/31/2015	–	136,000	–	–	–
12/31/2016	69,607,000	–	–	430,000	4,103,000
12/31/2017	76,236,000	355,000	20,934,000	89,303,000	157,169,000
12/31/2018	–	625,000	–	31,335,000	–
Total	$145,843,000	$5,194,000	$20,934,000	$121,068,000	$161,272,000

Utilized in 2010	$17,677,000	$–	$31,679,000	$–	$4,586,000

Post October 2010 Capital Losses (expiring 12/31/2019)
Davis Government Bond Fund	$235,000

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.   The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the Notes to Financial Statements for the fiscal year ending December 31, 2011.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date.  Dividend income from REIT securities may include return of capital.  Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydowns on fixed income securities, foreign currency transactions, net operating losses, passive foreign investment company shares, partnership income, and distributions from real estate investment trusts.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds.  The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  Accordingly, during the year ended December 31, 2010, for Davis Opportunity Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $2,338,465, an increase in accumulated net realized losses from investments and foreign currency transactions of $2,296,586, and a decrease in paid in capital of $41,879; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $983,824 and a corresponding increase in accumulated net realized losses from investment transactions; for Davis Financial Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,684,236, a decrease in accumulated net realized gains from investments and foreign currency transactions of $34,436,720, and an increase in paid in capital of $32,752,484; for Davis Appreciation & Income Fund, amounts have been reclassified to reflect an increase in accumulated net realized losses from investments of $2,364,890 and a corresponding increase in paid in capital. The Funds’ net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Opportunity Fund
2010	$6,726,070	$–	$–	$6,726,070
2009	1,773,012	–	–	1,773,012

Davis Government Bond Fund
2010	3,706,747	–	–	3,706,747
2009	4,683,440	–	–	4,683,440

Davis Government Money Market Fund
2010	82,134	–	–	82,134
2009	1,063,410	–	–	1,063,410
Davis Financial Fund
2010	3,643,685	–	–	3,643,685
2009	747,536	–	–	747,536

Davis Appreciation & Income Fund
2010	5,794,382	–	–	5,794,382
2009	7,062,891	–	–	7,062,891

Davis Real Estate Fund
2010	4,606,540	–	–	4,606,540
2009	3,719,780	–	–	3,719,780

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed net investment income	$7,505,562	$4,647	$4,181,876	$55,542	$1,552,065
Accumulated net realized losses from investments and foreign currency transactions	(145,842,740)	(5,429,375)	(20,933,841)	(121,067,700)	(161,272,105)
Net unrealized appreciation on investments	109,844,124	1,243,678	203,487,462	39,020,836	56,746,598
Total	$(28,493,054)	$(4,181,050)	$186,735,497	$(81,991,322)	$(102,973,442)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate a fund to meet capital calls in the future.  Payment would be made when a capital call is requested.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.  Unfunded capital commitments are recorded when capital calls are requested.  As of December 31, 2010, unfunded capital commitments in Davis Financial Fund amounted to $9,310,147.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2010 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$127,757,829	$115,145,252	$9,489,541	$83,579,941	$122,415,116
Proceeds of sales	157,326,855	49,518,988	169,425,185	135,431,181	156,916,838

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser.  The annual rate for each of the Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets.   The annual rate for the Davis Government Bond Fund is 0.30% of the average net assets. The annual rate for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million.  The Adviser agrees to waive some or all of its advisory fees and to reimburse expenses to the extent necessary so that the Fund’s investment income will not be less than zero until May 1, 2011.  During the year ended December 31, 2010, such waivers and reimbursements amounted to $1,358,706.

Boston Financial Data Services, Inc. (“BFDS”) is the Funds’ primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services for the year ended December 31, 2010 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $48,786, $14,714, $17,175, $72,394, $44,806, and $40,944, respectively.  State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider.  Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds’ custodian.  The Adviser is also paid for certain accounting services.  The fee paid to the Adviser for these services for the year ended December 31, 2010 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $7,500, $3,000, $5,502, $8,748, $6,504, and $4,500, respectively.  Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser.  The Funds pay no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $378, $3, $39, $18, $76, and $3 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively, during the year ended December 31, 2010.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 5 - CAPITAL STOCK

At December 31, 2010, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.2 billion shares are designated to the Davis Government Money Market Fund. Transactions in capital stock were as follows:

Class A	Year ended December 31, 2010
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	1,536,876	12,274,253	493,101,326	2,297,399	2,385,567	1,432,227
Shares issued in reinvestment of distributions	167,725	431,947	71,770	77,720	133,215	157,969
	1,704,601	12,706,200	493,173,096	2,375,119	2,518,782	1,590,196
Shares redeemed*	(4,483,484)	(10,516,292)	(461,543,498)	(7,341,103)	(2,840,848)	(2,873,564)
Net increase (decrease)	(2,778,883)	2,189,908	31,629,598	(4,965,984)	(322,066)	(1,283,368)

Proceeds from shares sold	$31,137,838	$69,518,698	$493,101,326	$68,223,609	$60,264,692	$30,834,017
Proceeds from shares issued in reinvestment of distributions	3,549,074	2,448,085	71,770	2,388,330	3,442,223	3,462,309
	34,686,912	71,966,783	493,173,096	70,611,939	63,706,915	34,296,326
Cost of shares redeemed*	(90,256,027)	(59,537,353)	(461,543,498)	(219,391,092)	(70,880,832)	(61,974,021)
Net increase (decrease)	$(55,569,115)	$12,429,430	$31,629,598	$(148,779,153)	$(7,173,917)	$(27,677,695)

* Includes a redemption as a result of an in-kind transfer of securities for Davis Financial Fund (see Note 9 of the Notes to Financial Statements).

Class A	Year ended December 31, 2009
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	2,541,205	10,003,448	490,192,494	3,779,450	2,044,107	2,318,057
Shares issued in reinvestment of distributions	57,859	522,251	872,174	18,948	181,514	196,560
	2,599,064	10,525,699	491,064,668	3,798,398	2,225,621	2,514,617
Shares redeemed	(5,810,823)	(9,002,348)	(564,702,478)	(5,062,362)	(4,716,485)	(3,965,647)
Net increase (decrease)	(3,211,759)	1,523,351	(73,637,810)	(1,263,964)	(2,490,864)	(1,451,030)

Proceeds from shares sold	$41,481,623	$56,639,743	$490,192,494	$83,479,766	$38,353,766	$34,092,824
Proceeds from shares issued in reinvestment of distributions	1,150,228	2,959,875	872,174	539,583	3,712,634	2,675,552
	42,631,851	59,599,618	491,064,668	84,019,349	42,066,400	36,768,376
Cost of shares redeemed	(89,073,969)	(50,996,860)	(564,702,478)	(114,197,955)	(86,748,310)	(58,026,137)
Net increase (decrease)	$(46,442,118)	$8,602,758	$(73,637,810)	$(30,178,606)	$(44,681,910)	$(21,257,761)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class B	Year ended December 31, 2010
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	62,276	1,018,359	4,889,548	42,243	139,161	36,478
Shares issued in reinvestment of distributions	4,693	39,926	4,678	–	4,308	1,462
	66,969	1,058,285	4,894,226	42,243	143,469	37,940
Shares redeemed	(420,574)	(1,445,708)	(10,899,947)	(215,943)	(309,443)	(131,822)
Net decrease	(353,605)	(387,423)	(6,005,721)	(173,700)	(165,974)	(93,882)

Proceeds from shares sold	$1,072,598	$5,756,229	$4,889,548	$1,069,703	$3,512,920	$792,262
Proceeds from shares issued in reinvestment of distributions	85,136	225,675	4,678	–	110,998	31,502
	1,157,734	5,981,904	4,894,226	1,069,703	3,623,918	823,764
Cost of shares redeemed	(7,233,227)	(8,162,392)	(10,899,947)	(5,384,123)	(7,708,443)	(2,837,315)
Net decrease	$(6,075,493)	$(2,180,488)	$(6,005,721)	$(4,314,420)	$(4,084,525)	$(2,013,551)

Class B	Year ended December 31, 2009
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	173,839	1,802,024	9,798,332	91,436	148,134	21,555
Shares issued in reinvestment of distributions	–	56,065	79,384	–	8,419	3,431
	173,839	1,858,089	9,877,716	91,436	156,553	24,986
Shares redeemed	(636,333)	(1,883,839)	(18,120,288)	(339,617)	(368,673)	(187,518)
Net decrease	(462,494)	(25,750)	(8,242,572)	(248,181)	(212,120)	(162,532)

Proceeds from shares sold	$2,540,065	$10,175,367	$9,798,332	$1,721,208	$2,846,327	$340,230
Proceeds from shares issued in reinvestment of distributions	–	316,821	79,384	–	173,077	44,441
	2,540,065	10,492,188	9,877,716	1,721,208	3,019,404	384,671
Cost of shares redeemed	(8,518,343)	(10,643,396)	(18,120,288)	(6,240,164)	(6,855,960)	(2,707,681)
Net decrease	$(5,978,278)	$(151,208)	$(8,242,572)	$(4,518,956)	$(3,836,556)	$(2,323,010)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class C	Year ended December 31, 2010
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	318,727	2,832,791	7,393,271	384,075	394,449	176,276
Shares issued in reinvestment of distributions	33,520	108,367	3,619	–	22,695	10,699
	352,247	2,941,158	7,396,890	384,075	417,144	186,975
Shares redeemed	(1,928,119)	(4,005,937)	(13,972,428)	(784,085)	(1,074,125)	(378,573)
Net decrease	(1,575,872)	(1,064,779)	(6,575,538)	(400,010)	(656,981)	(191,598)

Proceeds from shares sold	$5,867,026	$16,070,333	$7,393,271	$10,055,476	$10,051,523	$3,843,946
Proceeds from shares issued in reinvestment of distributions	639,573	614,427	3,619	–	592,560	234,328
	6,506,599	16,684,760	7,396,890	10,055,476	10,644,083	4,078,274
Cost of shares redeemed	(34,776,026)	(22,688,098)	(13,972,428)	(20,118,045)	(27,012,497)	(8,166,285)
Net decrease	$(28,269,427)	$(6,003,338)	$(6,575,538)	$(10,062,569)	$(16,368,414)	$(4,088,011)

Class C	Year ended December 31, 2009
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	568,321	5,383,225	17,141,127	506,584	496,987	179,522
Shares issued in reinvestment of distributions	–	147,757	80,409	–	41,422	17,069
	568,321	5,530,982	17,221,536	506,584	538,409	196,591
Shares redeemed	(2,773,565)	(5,255,547)	(30,891,763)	(902,551)	(1,762,872)	(599,769)
Net increase (decrease)	(2,205,244)	275,435	(13,670,227)	(395,967)	(1,224,463)	(403,178)

Proceeds from shares sold	$8,579,004	$30,496,325	$17,141,127	$10,057,264	$9,405,139	$2,820,892
Proceeds from shares issued in reinvestment of distributions	–	837,568	80,409	–	857,125	227,557
	8,579,004	31,333,893	17,221,536	10,057,264	10,262,264	3,048,449
Cost of shares redeemed	(38,434,048)	(29,773,568)	(30,891,763)	(17,629,375)	(32,140,713)	(8,815,363)
Net increase (decrease)	$(29,855,044)	$1,560,325	$(13,670,227)	$(7,572,111)	$(21,878,449)	$(5,766,914)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class Y	Year ended December 31, 2010
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	6,734,815	1,177,828	2,468,855	554,282	533,653	394,630
Shares issued in reinvestment of distributions	95,890	16,014	447	4,859	19,052	14,942
	6,830,705	1,193,842	2,469,302	559,141	552,705	409,572
Shares redeemed*	(2,714,820)	(1,121,822)	(472,793)	(439,318)	(1,395,096)	(922,977)
Net increase (decrease)	4,115,885	72,020	1,996,509	119,823	(842,391)	(513,405)

Proceeds from shares sold	$143,906,979	$6,718,043	$2,468,855	$16,501,316	$13,351,234	$8,481,571
Proceeds from shares issued in reinvestment of distributions	2,087,506	91,412	447	152,674	491,768	332,033
	145,994,485	6,809,455	2,469,302	16,653,990	13,843,002	8,813,604
Cost of shares redeemed*	(57,224,573)	(6,403,554)	(472,793)	(12,719,189)	(34,626,073)	(19,198,130)
Net increase (decrease)	$88,769,912	$405,901	$1,996,509	$3,934,801	$(20,783,071)	$(10,384,526)

* Includes a redemption as a result of an in-kind transfer of securities for Davis Appreciation & Income Fund (see Note 9 of the Notes to Financial Statements).

Class Y	Year ended December 31, 2009
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	2,365,816	883,870	130,867	250,077	302,545	323,839
Shares issued in reinvestment of distributions	24,730	12,136	383	973	45,493	29,536
	2,390,546	896,006	131,250	251,050	348,038	353,375
Shares redeemed	(1,544,945)	(649,885)	(149,379)	(168,931)	(1,450,969)	(952,687)
Net increase (decrease)	845,601	246,121	(18,129)	82,119	(1,102,931)	(599,312)

Proceeds from shares sold	$39,245,500	$5,043,877	$130,867	$6,251,031	$5,828,478	$4,522,877
Proceeds from shares issued in reinvestment of distributions	505,740	69,268	383	28,299	927,169	402,591
	39,751,240	5,113,145	131,250	6,279,330	6,755,647	4,925,468
Cost of shares redeemed	(25,589,603)	(3,705,240)	(149,379)	(3,819,984)	(26,077,090)	(14,135,310)
Net increase (decrease)	$14,161,637	$1,407,905	$(18,129)	$2,459,346	$(19,321,443)	$(9,209,842)

NOTE 6 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes.  The purchase of securities with borrowed funds creates leverage in the Fund.  Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively.  Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%.  At December 31, 2010, Davis Financial Fund had no borrowings outstanding.  For the year ended December 31, 2010, the average daily loan balance was $747,514 at an average interest rate of 1.48%.  Davis Financial Fund had gross borrowings and gross repayments of $57,168,400 during the year ended December 31, 2010.  The maximum amount of borrowings outstanding at any month end was $4,802,000 during the year ended December 31, 2010.  Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the year ended December 31, 2010.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund - Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value.

Davis Distributors, LLC, the Funds’ Underwriter (“Underwriter” or “Distributor”) received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Underwriter and the remaining was re-allowed to investment dealers.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers.

	Year ended December 31, 2010
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Commissions retained by Underwriter	$21,031	$10,311	$37,556	$15,569	$14,299
Commissions re-allowed to investment dealers	115,791	63,429	208,856	85,128	77,761
Total commissions earned on sales of Class A shares	$136,822	$73,740	$246,412	$100,697	$92,060

Class A service fee	$681,594	$215,872	$878,088	$556,974	$533,249

Class B Shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund - Class B shares of the Funds are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a distribution fee on Class B shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%.  The Funds pay the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B shares which have been sold.

Commission advances by the Distributor on the sale of Class B shares are re-allowed to qualified selling dealers.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

	Year ended December 31, 2010
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Distribution Plan Payments:
Distribution fees	$155,387	$117,312	$93,482	$141,005	$46,936
Service fees	51,424	39,146	30,555	46,118	15,380
Commission advances by the Distributor
on the sale of Class B shares	21,847	58,625	21,546	54,056	9,068
Contingent deferred sales charges received by the
Distributor from Class B shares	38,717	38,210	27,713	50,872	8,871

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

Class C Shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund - Class C shares of the Funds are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a distribution fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%.  The Funds pay the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

Commission advances by the Distributor on the sale of Class C shares are re-allowed to qualified selling dealers.

A contingent deferred sales charge of 1.00% is imposed upon redemption of certain Class C shares of the Funds within the first year of the original purchase.

Year ended December 31, 2010
Davis
Davis	Davis	Davis	Appreciation	Davis
Opportunity	Government	Financial	& Income	Real Estate
Fund	Bond Fund	Fund	Fund	Fund
Distribution Plan Payments:
Distribution fees	$879,335	$293,646	$525,909	$630,357	$223,713
Service fees	293,112	97,882	175,303	210,119	74,571
Commission advances by the Distributor
on the sale of Class C shares	35,560	35,116	88,187	45,083	20,440
Contingent deferred sales charges received by the
Distributor from Class C shares	4,969	9,250	7,470	3,455	1,657

Davis Government Money Market Fund - All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 8 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale.  They are valued under methods approved by the Board of Directors as reflecting fair value.  The aggregate value of restricted securities in Davis Opportunity Fund amounted to $24,539,375 or 3.98% of the Fund’s net assets as of December 31, 2010. The aggregate value of restricted securities in Davis Financial Fund amounted to $40,657,751 or 6.88% of the Fund’s net assets as of December 31, 2010.

Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Shares/Units	Cost per Share/Unit	Valuation per Share/Unit as of December 31, 2010
Davis Opportunity
Fund	Oaktree Capital Group LLC, Class A	05/21/07	691,250	$27.43	$35.50

Davis Financial
Fund	Oaktree Capital Group LLC, Class A	05/21/07	972,000	$21.03	$35.50

Davis Financial
Fund	RHJ International, 144A	06/04/07	396,550	$19.64	$8.32

Davis Financial
Fund	SKBHC Holdings LLC	11/08/10	878	$5,000.00	$3,250.00

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 9 - IN-KIND REDEMPTION

During the year ended December 31, 2010, Davis Financial Fund Class A shareholders redeemed 2,565,515 shares in exchange for portfolio securities valued at $80,121,022.  Davis Financial Fund realized a gain of $32,752,484.

During the year ended December 31, 2010, Davis Appreciation & Income Fund Class Y shareholders redeemed 863,798 shares in exchange for portfolio securities valued at $21,232,149.  Davis Appreciation & Income Fund realized a gain of $2,364,890.

These gains are not taxable to the Funds for federal income tax purposes.

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2010	$20.08	$0.24d	$2.54	$2.78
Year ended December 31, 2009	$13.92	$0.09d	$6.15	$6.24
Year ended December 31, 2008	$25.19	$0.09d	$(11.35)	$(11.26)
Year ended December 31, 2007	$27.52	$0.05d	$(0.43)	$(0.38)
Year ended December 31, 2006	$24.29	$–d,e	$4.25	$4.25
Davis Opportunity Fund Class B:
Year ended December 31, 2010	$17.21	$0.05d	$2.17	$2.22
Year ended December 31, 2009	$12.00	$(0.05)d	$5.26	$5.21
Year ended December 31, 2008	$21.89	$(0.07)d	$(9.82)	$(9.89)
Year ended December 31, 2007	$24.17	$(0.15)d	$(0.36)	$(0.51)
Year ended December 31, 2006	$21.44	$(0.18)d	$3.72	$3.54
Davis Opportunity Fund Class C:
Year ended December 31, 2010	$18.10	$0.07d	$2.29	$2.36
Year ended December 31, 2009	$12.60	$(0.03)d	$5.53	$5.50
Year ended December 31, 2008	$22.97	$(0.05)d	$(10.32)	$(10.37)
Year ended December 31, 2007	$25.27	$(0.15)d	$(0.38)	$(0.53)
Year ended December 31, 2006	$22.37	$(0.18)d	$3.90	$3.72
Davis Opportunity Fund Class Y:
Year ended December 31, 2010	$20.65	$0.30d	$2.63	$2.93
Year ended December 31, 2009	$14.31	$0.15d	$6.33	$6.48
Year ended December 31, 2008	$25.94	$0.17d	$(11.73)	$(11.56)
Year ended December 31, 2007	$28.29	$0.13d	$(0.44)	$(0.31)
Year ended December 31, 2006	$24.95	$0.07d	$4.37	$4.44
Davis Government Bond Fund Class A:
Year ended December 31, 2010	$5.66	$0.15	$(0.04)	$0.11
Year ended December 31, 2009	$5.65	$0.18	$0.01	$0.19
Year ended December 31, 2008	$5.60	$0.19	$0.05	$0.24
Year ended December 31, 2007	$5.52	$0.21	$0.08	$0.29
Year ended December 31, 2006	$5.50	$0.18	$0.02	$0.20
Davis Government Bond Fund Class B:
Year ended December 31, 2010	$5.65	$0.10	$(0.05)	$0.05
Year ended December 31, 2009	$5.64	$0.13	$0.01	$0.14
Year ended December 31, 2008	$5.58	$0.15	$0.06	$0.21
Year ended December 31, 2007	$5.51	$0.17	$0.07	$0.24
Year ended December 31, 2006	$5.49	$0.14	$0.02	$0.16
Davis Government Bond Fund Class C:
Year ended December 31, 2010	$5.66	$0.10	$(0.04)	$0.06
Year ended December 31, 2009	$5.65	$0.13	$0.01	$0.14
Year ended December 31, 2008	$5.60	$0.15	$0.05	$0.20
Year ended December 31, 2007	$5.52	$0.17	$0.08	$0.25
Year ended December 31, 2006	$5.51	$0.14	$0.01	$0.15

Financial Highlights

Dividends and Distributions Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.29)	$–	$–	$(0.29)	$22.57	13.92%h	$296,880	1.05%	1.05%	1.18%	24%
$(0.08)	$–	$–	$(0.08)	$20.08	44.81%	$319,877	1.17%	1.17%	0.56%	24%
$–	$–	$(0.01)	$(0.01)	$13.92	(44.71)%	$266,525	1.15%	1.15%	0.47%	29%
$(0.18)	$(1.77)	$–	$(1.95)	$25.19	(1.42)%	$676,995	1.06%	1.06%	0.16%	37%
$(0.23)	$(0.79)	$–	$(1.02)	$27.52	17.59%	$680,181	1.10%	1.10%	(0.02)%	40%

$(0.09)	$–	$–	$(0.09)	$19.34	12.91%h	$19,593	1.99%	1.99%	0.24%	24%
$–	$–	$–	$–	$17.21	43.42%	$23,525	2.11%	2.11%	(0.38)%	24%
$–	$–	$–	$–	$12.00	(45.18)%	$21,951	2.00%	2.00%	(0.38)%	29%
$–	$(1.77)	$–	$(1.77)	$21.89	(2.15)%	$60,386	1.85%	1.85%	(0.63)%	37%
$(0.02)	$(0.79)	$–	$(0.81)	$24.17	16.60%	$81,788	1.88%	1.88%	(0.80)%	40%

$(0.12)	$–	$–	$(0.12)	$20.34	13.06%h	$116,235	1.84%	1.84%	0.39%	24%
$–	$–	$–	$–	$18.10	43.65%	$131,972	1.96%	1.96%	(0.23)%	24%
$–	$–	$–	$–	$12.60	(45.15)%	$119,676	1.91%	1.91%	(0.29)%	29%
$–	$(1.77)	$–	$(1.77)	$22.97	(2.14)%	$287,054	1.81%	1.81%	(0.59)%	37%
$(0.03)	$(0.79)	$–	$(0.82)	$25.27	16.70%	$260,254	1.84%	1.84%	(0.76)%	40%

$(0.36)	$–	$–	$(0.36)	$23.22	14.31%h	$183,554	0.75%	0.75%	1.48%	24%
$(0.14)	$–	$–	$(0.14)	$20.65	45.31%	$78,231	0.81%	0.81%	0.92%	24%
$–	$–	$(0.07)	$(0.07)	$14.31	(44.54)%	$42,119	0.85%	0.85%	0.77%	29%
$(0.27)	$(1.77)	$–	$(2.04)	$25.94	(1.13)%	$78,537	0.78%	0.78%	0.44%	37%
$(0.31)	$(0.79)	$–	$(1.10)	$28.29	17.91%	$68,591	0.81%	0.81%	0.27%	40%

$(0.15)	$–	$–	$(0.15)	$5.62	1.95%	$112,118	0.75%	0.75%	2.00%	33%
$(0.18)	$–	$–	$(0.18)	$5.66	3.37%	$100,617	0.72%	0.72%	2.78%	48%
$(0.19)	$–	$–	$(0.19)	$5.65	4.38%	$91,852	0.87%	0.87%	3.29%	67%
$(0.21)	$–	$–	$(0.21)	$5.60	5.45%	$27,224	1.03%	1.03%	3.95%	60%
$(0.18)	$–	$–	$(0.18)	$5.52	3.73%	$22,134	1.05%	1.05%	3.30%	65%

$(0.10)	$–	$–	$(0.10)	$5.60	0.84%	$14,021	1.65%	1.65%	1.10%	33%
$(0.13)	$–	$–	$(0.13)	$5.65	2.42%	$16,322	1.65%	1.65%	1.85%	48%
$(0.15)	$–	$–	$(0.15)	$5.64	3.77%	$16,442	1.69%	1.69%	2.47%	67%
$(0.17)	$–	$–	$(0.17)	$5.58	4.49%	$10,402	1.77%	1.77%	3.21%	60%
$(0.14)	$–	$–	$(0.14)	$5.51	3.02%	$14,058	1.76%	1.76%	2.59%	65%

$(0.10)	$–	$–	$(0.10)	$5.62	1.10%	$34,572	1.56%	1.56%	1.19%	33%
$(0.13)	$–	$–	$(0.13)	$5.66	2.49%	$40,882	1.58%	1.58%	1.92%	48%
$(0.15)	$–	$–	$(0.15)	$5.65	3.63%	$39,261	1.63%	1.63%	2.53%	67%
$(0.17)	$–	$–	$(0.17)	$5.60	4.66%	$14,754	1.75%	1.75%	3.23%	60%
$(0.14)	$–	$–	$(0.14)	$5.52	2.78%	$7,483	1.79%	1.79%	2.56%	65%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class Y:
Year ended December 31, 2010	$5.70	$0.16	$(0.04)	$0.12
Year ended December 31, 2009	$5.69	$0.18	$0.01	$0.19
Year ended December 31, 2008	$5.64	$0.20	$0.05	$0.25
Year ended December 31, 2007	$5.57	$0.22	$0.07	$0.29
Year ended December 31, 2006	$5.55	$0.19	$0.02	$0.21
Davis Government Money Market Fund Class A, B, C, & Y:
Year ended December 31, 2010	$1.000	$–f	$–	$–f
Year ended December 31, 2009	$1.000	$0.003	$–	$0.003
Year ended December 31, 2008	$1.000	$0.022	$–	$0.022
Year ended December 31, 2007	$1.000	$0.046	$–	$0.046
Year ended December 31, 2006	$1.000	$0.044	$–	$0.044
Davis Financial Fund Class A:
Year ended December 31, 2010	$28.76	$0.23d	$3.00	$3.23
Year ended December 31, 2009	$19.72	$0.12d	$8.96	$9.08
Year ended December 31, 2008	$40.71	$0.16d	$(19.02)	$(18.86)
Year ended December 31, 2007	$47.48	$0.20	$(2.56)	$(2.36)
Year ended December 31, 2006	$42.40	$0.04	$7.81	$7.85
Davis Financial Fund Class B:
Year ended December 31, 2010	$24.79	$(0.08)d	$2.56	$2.48
Year ended December 31, 2009	$17.17	$(0.11)d	$7.73	$7.62
Year ended December 31, 2008	$36.03	$(0.14)d	$(16.75)	$(16.89)
Year ended December 31, 2007	$42.82	$(0.20)d	$(2.28)	$(2.48)
Year ended December 31, 2006	$38.83	$(0.33)d	$7.09	$6.76
Davis Financial Fund Class C:
Year ended December 31, 2010	$25.44	$(0.03)d	$2.64	$2.61
Year ended December 31, 2009	$17.58	$(0.08)d	$7.94	$7.86
Year ended December 31, 2008	$36.77	$(0.11)d	$(17.11)	$(17.22)
Year ended December 31, 2007	$43.58	$(0.18)d	$(2.32)	$(2.50)
Year ended December 31, 2006	$39.46	$(0.32)d	$7.21	$6.89
Davis Financial Fund Class Y:
Year ended December 31, 2010	$29.40	$0.25d	$3.09	$3.34
Year ended December 31, 2009	$20.16	$0.14d	$9.16	$9.30
Year ended December 31, 2008	$41.57	$0.20d	$(19.44)	$(19.24)
Year ended December 31, 2007	$48.38	$0.28	$(2.61)	$(2.33)
Year ended December 31, 2006	$43.10	$0.11	$7.94	$8.05
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2010	$23.70	$0.40d	$4.38	$4.78
Year ended December 31, 2009	$16.15	$0.38d	$7.58	$7.96
Year ended December 31, 2008	$28.21	$0.54d	$(12.06)	$(11.52)
Year ended December 31, 2007	$29.71	$0.61	$(0.18)	$0.43
Year ended December 31, 2006	$27.94	$0.68	$3.52	$4.20

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.16)	$–	$–	$(0.16)	$5.66	2.11%	$3,416	0.58%	0.58%	2.17%	33%
$(0.18)	$–	$–	$(0.18)	$5.70	3.44%	$3,032	0.64%	0.64%	2.86%	48%
$(0.20)	$–	$–	$(0.20)	$5.69	4.43%	$1,626	0.82%	0.82%	3.34%	67%
$(0.22)	$–	$–	$(0.22)	$5.64	5.32%	$410	0.99%	0.99%	3.99%	60%
$(0.19)	$–	$–	$(0.19)	$5.57	3.86%	$302	0.93%	0.93%	3.42%	65%

$–f	$–	$–	$–f	$1.000	0.02%	$320,687	0.61%	0.21%	0.02%	NA
$(0.003)	$–	$–	$(0.003)	$1.000	0.28%	$299,642	0.63%	0.47%	0.30%	NA
$(0.022)	$–	$–	$(0.022)	$1.000	2.26%	$395,211	0.57%	0.57%	2.30%	NA
$(0.046)	$–	$–	$(0.046)	$1.000	4.69%	$596,446	0.55%	0.55%	4.59%	NA
$(0.044)	$–	$–	$(0.044)	$1.000	4.47%	$558,107	0.56%	0.56%	4.41%	NA

$(0.23)	$–	$–	$(0.23)	$31.76	11.25%	$487,948	0.95%	0.95%	0.79%	2%
$(0.04)	$–	$–	$(0.04)	$28.76	46.02%g	$584,626	1.05%	1.05%	0.51%	9%
$(0.16)	$(1.97)	$–	$(2.13)	$19.72	(45.62)%	$425,854	1.06%	1.06%	0.50%	9%
$(0.10)	$(4.31)	$–	$(4.41)	$40.71	(5.31)%	$740,235	0.97%	0.97%	0.44%	15%
$–	$(2.77)	$–	$(2.77)	$47.48	18.74%	$818,054	0.98%	0.98%	0.09%	4%

$–	$–	$–	$–	$27.27	10.00%	$11,103	2.07%	2.07%	(0.33)%	2%
$–	$–	$–	$–	$24.79	44.38%g	$14,397	2.19%	2.19%	(0.63)%	9%
$–	$(1.97)	$–	$(1.97)	$17.17	(46.13)%	$14,236	2.08%	2.08%	(0.52)%	9%
$–	$(4.31)	$–	$(4.31)	$36.03	(6.17)%	$50,341	1.87%	1.87%	(0.46)%	15%
$–	$(2.77)	$–	$(2.77)	$42.82	17.65%	$95,545	1.88%	1.88%	(0.81)%	4%

$–	$–	$–	$–	$28.05	10.26%	$70,964	1.86%	1.86%	(0.12)%	2%
$–	$–	$–	$–	$25.44	44.71%g	$74,530	1.95%	1.95%	(0.39)%	9%
$–	$(1.97)	$–	$(1.97)	$17.58	(46.09)%	$58,474	1.94%	1.94%	(0.38)%	9%
$–	$(4.31)	$–	$(4.31)	$36.77	(6.10)%	$87,216	1.83%	1.83%	(0.42)%	15%
$–	$(2.77)	$–	$(2.77)	$43.58	17.70%	$96,478	1.85%	1.85%	(0.78)%	4%

$(0.26)	$–	$–	$(0.26)	$32.48	11.37%	$20,989	0.86%	0.86%	0.88%	2%
$(0.06)	$–	$–	$(0.06)	$29.40	46.13%g	$15,478	0.95%	0.95%	0.61%	9%
$(0.20)	$(1.97)	$–	$(2.17)	$20.16	(45.56)%	$8,958	0.97%	0.97%	0.59%	9%
$(0.17)	$(4.31)	$–	$(4.48)	$41.57	(5.15)%	$8,844	0.84%	0.84%	0.57%	15%
$–	$(2.77)	$–	$(2.77)	$48.38	18.90%	$10,566	0.84%	0.84%	0.23%	4%

$(0.40)	$–	$–	$(0.40)	$28.08	20.34%	$317,324	0.94%	0.94%	1.58%	20%
$(0.41)	$–	$–	$(0.41)	$23.70	49.68%	$275,411	1.06%	1.06%	1.98%	15%
$(0.54)	$–	$–	$(0.54)	$16.15	(41.43)%	$227,940	1.07%	1.07%	2.24%	28%
$(0.60)	$(1.33)	$–	$(1.93)	$28.21	1.30%	$567,728	1.01%	1.01%	2.04%	23%
$(0.64)	$(1.79)	$–	$(2.43)	$29.71	15.19%	$393,888	1.06%	1.06%	2.35%	25%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Appreciation & Income Fund Class B:
Year ended December 31, 2010	$23.44	$0.16d	$4.35	$4.51
Year ended December 31, 2009	$15.98	$0.20d	$7.49	$7.69
Year ended December 31, 2008	$27.90	$0.33d	$(11.92)	$(11.59)
Year ended December 31, 2007	$29.40	$0.38d	$(0.21)	$0.17
Year ended December 31, 2006	$27.67	$0.45d	$3.46	$3.91
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2010	$23.81	$0.19d	$4.42	$4.61
Year ended December 31, 2009	$16.24	$0.23d	$7.59	$7.82
Year ended December 31, 2008	$28.34	$0.35d	$(12.10)	$(11.75)
Year ended December 31, 2007	$29.84	$0.38d	$(0.20)	$0.18
Year ended December 31, 2006	$28.06	$0.45d	$3.51	$3.96
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2010	$23.80	$0.44d	$4.43	$4.87
Year ended December 31, 2009	$16.22	$0.44d	$7.60	$8.04
Year ended December 31, 2008	$28.33	$0.61d	$(12.11)	$(11.50)
Year ended December 31, 2007	$29.84	$0.72d	$(0.22)	$0.50
Year ended December 31, 2006	$28.05	$0.76	$3.54	$4.30
Davis Real Estate Fund Class A:
Year ended December 31, 2010	$19.79	$0.30d	$3.65	$3.95
Year ended December 31, 2009	$15.29	$0.39d	$4.35	$4.74
Year ended December 31, 2008	$30.50	$0.42d	$(14.70)	$(14.28)
Year ended December 31, 2007	$46.42	$0.81d	$(7.45)	$(6.64)
Year ended December 31, 2006	$40.23	$0.61d	$13.28	$13.89
Davis Real Estate Fund Class B:
Year ended December 31, 2010	$19.55	$0.08d	$3.57	$3.65
Year ended December 31, 2009	$15.13	$0.22d	$4.32	$4.54
Year ended December 31, 2008	$30.29	$0.21d	$(14.63)	$(14.42)
Year ended December 31, 2007	$46.16	$0.53d	$(7.46)	$(6.93)
Year ended December 31, 2006	$40.05	$0.38d	$13.07	$13.45
Davis Real Estate Fund Class C:
Year ended December 31, 2010	$19.80	$0.12d	$3.64	$3.76
Year ended December 31, 2009	$15.32	$0.27d	$4.36	$4.63
Year ended December 31, 2008	$30.63	$0.24d	$(14.79)	$(14.55)
Year ended December 31, 2007	$46.56	$0.52d	$(7.50)	$(6.98)
Year ended December 31, 2006	$40.35	$0.44d	$13.12	$13.56
Davis Real Estate Fund Class Y:
Year ended December 31, 2010	$20.05	$0.33d	$3.75	$4.08
Year ended December 31, 2009	$15.46	$0.46d	$4.41	$4.87
Year ended December 31, 2008	$30.82	$0.50d	$(14.85)	$(14.35)
Year ended December 31, 2007	$46.81	$0.92d	$(7.47)	$(6.55)
Year ended December 31, 2006	$40.53	$0.77	$13.37	$14.14
a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total returns.

b	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser.
c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

d	Per share calculations were based on average shares outstanding for the period.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.17)	$–	$–	$(0.17)	$27.78	19.31%	$18,850	1.85%	1.85%	0.67%	20%
$(0.23)	$–	$–	$(0.23)	$23.44	48.28%	$19,801	1.99%	1.99%	1.05%	15%
$(0.33)	$–	$–	$(0.33)	$15.98	(41.92)%	$16,891	1.93%	1.93%	1.38%	28%
$(0.34)	$(1.33)	$–	$(1.67)	$27.90	0.46%	$44,099	1.84%	1.84%	1.21%	23%
$(0.39)	$(1.79)	$–	$(2.18)	$29.40	14.20%	$51,102	1.89%	1.89%	1.52%	25%

$(0.20)	$–	$–	$(0.20)	$28.22	19.43%	$85,427	1.76%	1.76%	0.76%	20%
$(0.25)	$–	$–	$(0.25)	$23.81	48.36%	$87,739	1.89%	1.89%	1.15%	15%
$(0.35)	$–	$–	$(0.35)	$16.24	(41.85)%	$79,699	1.87%	1.87%	1.44%	28%
$(0.35)	$(1.33)	$–	$(1.68)	$28.34	0.50%	$169,456	1.80%	1.80%	1.25%	23%
$(0.39)	$(1.79)	$–	$(2.18)	$29.84	14.22%	$90,692	1.88%	1.87%	1.54%	25%

$(0.46)	$–	$–	$(0.46)	$28.21	20.66%	$30,878	0.73%	0.73%	1.79%	20%
$(0.46)	$–	$–	$(0.46)	$23.80	50.05%	$46,112	0.80%	0.80%	2.24%	15%
$(0.61)	$–	$–	$(0.61)	$16.22	(41.25)%	$49,314	0.79%	0.79%	2.52%	28%
$(0.68)	$(1.33)	$–	$(2.01)	$28.33	1.55%	$105,327	0.75%	0.74%	2.31%	23%
$(0.72)	$(1.79)	$–	$(2.51)	$29.84	15.49%	$50,052	0.80%	0.80%	2.61%	25%

$(0.36)	$–	$–	$(0.36)	$23.38	20.09%	$246,372	1.11%	1.11%	1.36%	43%
$(0.24)	$–	$–	$(0.24)	$19.79	31.72%	$233,995	1.35%	1.35%	2.55%	64%
$(0.09)	$(0.51)	$(0.33)	$(0.93)	$15.29	(46.89)%	$202,878	1.23%	1.23%	1.62%	44%
$(0.58)	$(8.70)	$–	$(9.28)	$30.50	(14.87)%	$460,644	1.08%	1.08%	1.84%	46%
$(0.88)	$(6.82)	$–	$(7.70)	$46.42	34.58%	$573,375	1.09%	1.09%	1.37%	38%

$(0.12)	$–	$–	$(0.12)	$23.08	18.73%	$5,645	2.20%	2.20%	0.27%	43%
$(0.12)	$–	$–	$(0.12)	$19.55	30.38%	$6,616	2.46%	2.46%	1.44%	64%
$(0.05)	$(0.51)	$(0.18)	$(0.74)	$15.13	(47.41)%	$7,581	2.13%	2.13%	0.72%	44%
$(0.24)	$(8.70)	$–	$(8.94)	$30.29	(15.52)%	$24,872	1.87%	1.87%	1.05%	46%
$(0.52)	$(6.82)	$–	$(7.34)	$46.16	33.50%	$55,347	1.86%	1.86%	0.60%	38%

$(0.18)	$–	$–	$(0.18)	$23.38	19.07%	$30,034	1.92%	1.92%	0.55%	43%
$(0.15)	$–	$–	$(0.15)	$19.80	30.70%	$29,222	2.18%	2.18%	1.72%	64%
$(0.05)	$(0.51)	$(0.20)	$(0.76)	$15.32	(47.33)%	$28,789	2.00%	2.00%	0.85%	44%
$(0.25)	$(8.70)	$–	$(8.95)	$30.63	(15.48)%	$73,594	1.84%	1.84%	1.08%	46%
$(0.53)	$(6.82)	$–	$(7.35)	$46.56	33.54%	$119,093	1.84%	1.84%	0.62%	38%

$(0.44)	$–	$–	$(0.44)	$23.69	20.52%	$18,498	0.77%	0.77%	1.70%	43%
$(0.28)	$–	$–	$(0.28)	$20.05	32.37%	$25,947	0.92%	0.92%	2.98%	64%
$(0.10)	$(0.51)	$(0.40)	$(1.01)	$15.46	(46.75)%	$29,282	0.89%	0.89%	1.96%	44%
$(0.74)	$(8.70)	$–	$(9.44)	$30.82	(14.58)%	$57,995	0.75%	0.75%	2.17%	46%
$(1.04)	$(6.82)	$–	$(7.86)	$46.81	34.98%	$113,856	0.74%	0.74%	1.72%	38%

e	Less than $0.005 per share.
f	Less than $0.0005 per share.
g
Davis Financial Fund received a favorable class action settlement from a company that it no longer owns. This settlement had a material impact on the investment performance, adding approximately 1% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

h
Davis Opportunity Fund made a favorable investment in an initial public offering (IPO), which had a material impact on the investment performance, adding approximately 2% to the Fund's total return in 2010. The rapid appreciation was an unusual occurrence and such performance may not continue in the future.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Davis Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (comprising the Davis Series, Inc.), including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 22, 2011

DAVIS SERIES, INC.	Fund Information

Federal Income Tax Information (Unaudited)

In early 2011, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2010.  Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2010 with their 2010 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service.  Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2010, as dividends eligible for the corporate dividends-received deduction and qualified dividend income.
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

Income dividends	$6,726,070	$3,706,747	$82,134	$3,643,685	$5,794,382	$4,606,540
Income qualifying for corporate dividends-received deduction	$4,340,469	$–	$–	$3,643,685	$4,377,744	$396,322
	65%	–%	–%	100%	76%	9%
Qualified dividend income	$6,250,993	$–	$–	$3,643,685	$4,377,744	$506,888
	93%	–%	–%	100%	76%	11%

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds.  A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q and Form N-MFP

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP.  The Funds’ Form N-Q and Davis Government Money Market Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-279-0279 or on the Funds’ website at www.davisfunds.com or on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Matters Submitted to a Vote of Shareholders (Unaudited)

A special meeting of shareholders was held on November 18, 2010.  The number of votes necessary to conduct the meeting and approve the proposal was obtained.  The results of the votes of shareholders are listed below.

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
PROPOSAL Election of Directors

Marc Blum
For	370,851,515	147,667,652	242,573,494	437,351,500	339,322,494	250,855,542
Withheld	9,639,376	1,947,539	1,100,236	4,540,638	12,908,773	4,567,010
Christopher Davis
For	369,600,849	147,862,146	242,577,176	438,175,788	338,926,848	250,176,172
Withheld	10,890,042	1,753,045	1,096,554	3,716,350	13,304,419	5,246,380
Andrew Davis
For	369,589,771	147,900,348	242,577,176	438,230,389	339,087,031	250,177,436
Withheld	10,901,120	1,714,843	1,096,554	3,661,749	13,144,236	5,245,116
John Gates Jr.
For	370,515,849	147,801,928	242,600,313	437,665,214	339,853,738	250,676,744
Withheld	9,975,042	1,813,263	1,073,417	4,226,924	12,377,529	4,745,808
Thomas Gayner
For	370,555,275	147,801,928	242,608,880	437,817,581	339,684,298	250,937,252
Withheld	9,935,616	1,813,263	1,064,850	4,074,557	12,546,969	4,485,300
G. Bernard Hamilton
For	370,385,776	147,783,331	242,574,160	437,436,876	339,065,043	250,792,402
Withheld	10,105,115	1,831,860	1,099,570	4,455,262	13,166,224	4,630,150
Samuel Iapalucci
For	370,656,647	145,474,090	242,585,155	437,379,440	339,283,291	250,618,437
Withheld	9,834,244	4,141,101	1,088,575	4,512,698	12,947,976	4,804,115
Robert Morgenthau
For	370,771,196	147,612,151	242,525,323	437,584,629	339,502,250	250,843,392
Withheld	9,719,695	2,003,040	1,148,407	4,307,509	12,729,017	4,579,160
Christian Sonne
For	370,598,394	147,714,208	242,553,100	437,445,678	338,296,842	250,660,038
Withheld	9,892,497	1,900,983	1,120,630	4,446,460	13,934,425	4,762,514
Marsha Williams
For	370,636,503	147,713,618	242,587,820	437,622,037	338,994,543	250,653,737
Withheld	9,854,388	1,901,573	1,085,910	4,270,101	13,236,724	4,768,815

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us.  We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction.  In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent.  We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services.  We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made.  We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense.  If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279.  Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (investment management firm) since June 2002.	13	none

Christian R. Sonne (05/06/36)	Director (retired 12/31/10)	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher  C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com.  Quarterly Fact sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2010 and December 31, 2009 were $147,600 and $147,600, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2010 and December 31, 2009 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2010 and December 31, 2009 were $37,539 and $35,782, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2010 and December 31, 2009 were $0 and $0, respectively.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independentt accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

    (2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2010 and December 31, 2009.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)	(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)	(3) Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 9, 2011

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  March 9, 2011